EXHIBIT  99.1






                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                     INTEGRATED ALARM SERVICES GROUP, INC.,
                        A DELAWARE CORPORATION ("BUYER")

                                       AND

                             LANE INDUSTRIES, INC.,
                        A DELAWARE CORPORATION ("SELLER")


                            DATED: DECEMBER 15, 2003







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                                TABLE OF CONTENTS
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
ARTICLE 1 - DEFINED TERMS...................................................................................................1

ARTICLE 2 - CLOSING MATTERS................................................................................................10

       2.1      THE CLOSING................................................................................................10
       2.2      SALE AND PURCHASE OF SHARES; PURCHASE PRICE................................................................10
       2.3      DELIVERY OF PURCHASED SHARES AND PAYMENT OF CLOSING PURCHASE PRICE.........................................10
       2.4      MONITORING CONTRACT SCHEDULES..............................................................................10
       2.5      CLOSING DEBT...............................................................................................11
       2.6      WORKING CAPITAL AND CLOSING DEBT ADJUSTMENTS...............................................................11
       2.7      POST-CLOSING RMR ADJUSTMENT; CASH COLLECTION GUARANTEE ADJUSTMENTS AND THIRD PARTY ADJUSTMENT..............12
       2.8      ATTRITION HOLDBACK AMOUNT..................................................................................16
       2.9      EMPLOYEE SEVERANCE.........................................................................................16
       2.10     SELLER DELIVERIES AT CLOSING...............................................................................17
       2.11     BUYER DELIVERIES AT CLOSING................................................................................17

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY AND THE TRANSACTION......................................18

       3.1      CORPORATE ORGANIZATION.....................................................................................18
       3.2      CAPITALIZATION.............................................................................................18
       3.3      OTHER BUSINESSES...........................................................................................18
       3.4      OWNERSHIP OF COMPETING BUSINESSES..........................................................................19
       3.5      CORPORATE RECORDS AND ACTIONS; BANK ACCOUNTS...............................................................19
       3.6      OWNERSHIP AND TRANSFER OF SHARES...........................................................................19
       3.7      FINANCIAL STATEMENTS.......................................................................................19
       3.8      TAXES AND TAX RETURNS......................................................................................20
       3.9      RECENT OPERATIONS AND CHANGES..............................................................................22
       3.10     RECENT CASUALTIES..........................................................................................22
       3.11     OTHER RECENT EVENTS........................................................................................22
       3.12     INTENTIONALLY OMITTED......................................................................................22
       3.13     RELATED PARTY TRANSACTIONS.................................................................................23
       3.14     DISCLOSURES AND MATERIAL FACTS.............................................................................23
       3.15     TITLE TO PROPERTY..........................................................................................23
       3.16     MATERIAL CONTRACTS.........................................................................................23
       3.17     MATTERS RESPECTING CONTRACTS AND COMMITMENTS...............................................................24
       3.18     COMPLIANCE WITH LAWS; LITIGATION...........................................................................24
       3.19     LICENSES...................................................................................................24
       3.20     EMPLOYEES..................................................................................................24
       3.21     INSURANCE..................................................................................................24
       3.22     AUTHORITY..................................................................................................24
       3.23     NONCONTRAVENTION...........................................................................................25
       3.24     GOVERNMENTAL APPROVALS OF AGREEMENT........................................................................25
       3.25     BROKER'S FEES..............................................................................................25


                                      (i)
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ARTICLE 4 - REPRESENTATIONS AND WARRANTIES CONCERNING PSI..................................................................25

       4.1      PARTNERSHIP ORGANIZATION...................................................................................25
       4.2      OTHER BUSINESSES...........................................................................................26
       4.3      CORPORATE RECORDS AND ACTIONS; BANK ACCOUNTS...............................................................26
       4.4      FINANCIAL STATEMENTS.......................................................................................26
       4.5      INTENTIONALLY OMITTED......................................................................................27
       4.6      RECENT OPERATIONS AND CHANGES..............................................................................27
       4.7      RECENT CASUALTIES..........................................................................................27
       4.8      OTHER RECENT EVENTS........................................................................................27
       4.9      INTENTIONALLY OMITTED......................................................................................28
       4.10     TITLE TO AND CONDITION OF PROPERTY.........................................................................28
       4.11     CONDITION AND EXTENT OF PROPERTY...........................................................................28
       4.12     REAL PROPERTY..............................................................................................29
       4.13     REAL PROPERTY COMPLIANCE WITH ENVIRONMENTAL AND OTHER LAWS.................................................29
       4.14     MATERIAL CONTRACTS.........................................................................................30
       4.15     MATTERS RESPECTING CONTRACTS AND COMMITMENTS...............................................................30
       4.16     INTENTIONALLY OMITTED......................................................................................30
       4.17     COMPLIANCE WITH LAWS; LITIGATION...........................................................................30
       4.18     LICENSES...................................................................................................31
       4.19     PAYABLES...................................................................................................31
       4.20     PRODUCT LIABILITY AND WORKING CONDITIONS...................................................................31
       4.21     LABOR RELATIONS; EMPLOYEE BENEFIT PLANS....................................................................31
       4.22     INVENTORIES RESERVES.......................................................................................32
       4.23     ACCOUNTS RECEIVABLE RESERVES...............................................................................32
       4.24     PROPRIETARY RIGHTS.........................................................................................32
       4.25     COMPENSATION AND OTHER BENEFITS............................................................................33
       4.26     INSURANCE..................................................................................................33
       4.27     NONCONTRAVENTION...........................................................................................33

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES CONCERNING OTHER SUBSIDIARIES OF THE COMPANY....................................33

       5.1      CORPORATE ORGANIZATION.....................................................................................33
       5.2      LIABILITIES................................................................................................34
       5.3      TITLE TO PROPERTY..........................................................................................34
       5.4      MATERIAL CONTRACTS.........................................................................................34
       5.5      MATTERS RESPECTING CONTRACTS AND COMMITMENTS...............................................................34
       5.6      COMPLIANCE WITH LAWS; LITIGATION...........................................................................35
       5.7      LICENSES...................................................................................................35
       5.8      EMPLOYEES..................................................................................................35
       5.9      INSURANCE..................................................................................................35
       5.10     NONCONTRAVENTION...........................................................................................35

ARTICLE 6 - REPRESENTATIONS AND WARRANTIES OF BUYER........................................................................36

       6.1      ORGANIZATION...............................................................................................36
       6.2      AUTHORITY; ENFORCEABILITY..................................................................................36
       6.3      NONCONTRAVENTION...........................................................................................36
       6.4      GOVERNMENTAL APPROVALS.....................................................................................36
       6.5      BROKER'S FEES..............................................................................................36
       6.6      NO VIOLATIONS, LITIGATION OR REGULATORY ACTION.............................................................36
       6.7      INVESTMENT INTENT; OPPORTUNITY TO INVESTIGATE..............................................................37
       6.8      ACKNOWLEDGEMENT............................................................................................37

                                      (ii)

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ARTICLE 7 - INDEMNIFICATION................................................................................................37

       7.1      SELLER INDEMNITIES.........................................................................................37
       7.2      BUYER'S OFFSET RIGHTS......................................................................................38
       7.3      REPRESENTATIONS AND WARRANTIES OF SELLER...................................................................38
       7.4      SURVIVAL OF BUYER'S REPRESENTATIONS AND WARRANTIES.........................................................38
       7.5      BUYER INDEMNITIES..........................................................................................39
       7.6      NON-TAX INDEMNIFICATION PROCEDURES.........................................................................39
       7.7      LIMITATIONS; OTHER INDEMNIFICATION PROVISIONS..............................................................40

ARTICLE 8 - TAX MATTERS....................................................................................................42

       8.1      TAX INDEMNIFICATION........................................................................................42
       8.2      STRADDLE PERIOD............................................................................................43
       8.3      RESPONSIBILITY FOR FILING TAX RETURNS......................................................................43
       8.4      COOPERATION ON TAX MATTERS.................................................................................44
       8.5      TAX SHARING AGREEMENTS.....................................................................................45
       8.6      CERTAIN TAXES AND FEES.....................................................................................45
       8.7      CONTEST PROVISIONS.........................................................................................45
       8.8      CARRYBACKS.................................................................................................45
       8.9      SOLE REMEDY................................................................................................45

ARTICLE 9 - GENERAL........................................................................................................46

       9.1      PRESS RELEASES AND PUBLIC ANNOUNCEMENTS....................................................................46
       9.2      CONSTRUCTION; EXCLUSIVE VENUE; WAIVER OF JURY TRIAL; ATTORNEYS' FEES.......................................46
       9.3      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND ANCILLARY DOCUMENTS............................................46
       9.4      ENTIRE AGREEMENT; WAIVER...................................................................................47
       9.5      BINDING EFFECT; SUCCESSORS; ASSIGNMENT.....................................................................47
       9.6      EXHIBITS AND SCHEDULES.....................................................................................47
       9.7      VALIDITY; BREACH; DEFINITION OF KNOWLEDGE..................................................................48
       9.8      INJUNCTIVE RELIEF..........................................................................................48
       9.9      NOTICES....................................................................................................48
       9.10     COUNTERPARTS; FACSIMILE SIGNATURES.........................................................................49
       9.11     EFFECT OF HEADINGS.........................................................................................49
       9.12     NO THIRD PARTY RIGHTS......................................................................................50
       9.13     SEVERABILITY...............................................................................................50
       9.14     EXPENSES...................................................................................................50
       9.15     INTERPRETATION.............................................................................................50

ARTICLE 10 - FURTHER POST-CLOSING COVENANTS................................................................................50

       10.1     GENERAL....................................................................................................50
       10.2     LITIGATION SUPPORT.........................................................................................50
       10.3     UNDERTAKINGS...............................................................................................51
       10.4     CONFIDENTIALITY............................................................................................51
       10.5     ACCESS TO RECORDS AFTER THE CLOSING DATE...................................................................51
       10.6     USE OF NAMES...............................................................................................52
       10.7     DELIVERY OF SEC REPORTS; DELIVERY OF MONITORING CONTRACT UPDATES...........................................52



                                      (iii)

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       10.8     LETTERS OF CREDIT; OTHER OBLIGATIONS.......................................................................52
       10.9     EMPLOYEE MATTERS...........................................................................................53
       10.10    POST-CLOSING MONITORING CONTRACT SERVICE OBLIGATIONS.......................................................54
       10.11    CERTAIN MATTERS RELATING TO NON-QUALIFIED MONITORING CONTRACTS.............................................54
       10.12    POST-CLOSING CONSENTS......................................................................................56

SIGNATURE PAGE.............................................................................................................57



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                                      (iv)

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") dated as of December 15, 2003 is between INTEGRATED ALARM SERVICES GROUP, INC., a Delaware corporation ("BUYER"), and LANE INDUSTRIES, INC., a Delaware corporation ("SELLER"). Buyer and Seller are sometimes referred to in this Agreement individually as a "PARTY" and collectively as the "PARTIES".

         WHEREAS, Seller owns an aggregate of 1,000 shares of common stock ($.01 par value) of Lane Security, Inc., a Delaware corporation (the "COMPANY"), which shares constitute all of the issued and outstanding shares of the capital stock of the Company (the "SHARES");

         WHEREAS, the Company is the sole general partner of Protection Service Industries, L.P., a Delaware limited partnership ("PSI"), and owns all of the issued and outstanding capital stock of each of Alert Alarm Company, Inc., a California corporation, Norco Alarms, Inc., a California corporation, Security General Corporation, a California corporation, Shield Signal Corp., a California corporation, TeleGuard Security Systems Inc., a California corporation, Walter Breese, Incorporated, a California corporation, and American Burglar & Fire Alarm Co., a New Mexico corporation (collectively, the "CORPORATE LIMITED PARTNERS"), which Corporate Limited Partners, together with the Company, collectively own one hundred percent (100%) of the limited partnership interests of PSI;

         WHEREAS, the Company owns a fifty percent (50%) membership interest in Everest Video Systems LLC, a Delaware limited liability company ("EVEREST"), and 1,000,000 Series B Preferred Shares (the "BUZZ INTEREST") in Buzz VC, Ltd. ("BUZZ"), which owns the remaining fifty percent (50%) membership interest in Everest. The Company also owns warrants to acquire additional ownership interests in Buzz (the "BUZZ WARRANTS"); and

         WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of the Shares for the purchase price and upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, the Parties agree as follows:

                                  DEFINED TERMS

         The following definitions of terms used in this Agreement are in addition to any other terms which are defined in this Agreement:

                  "ADJUSTED ATTRITION HOLDBACK AMOUNT" has the meaning set forth in Section 2.7(c) below.

                  "ADJUSTED SECTION 2.7(A) RMR AMOUNT" has the meaning set forth in Section 2.7(a) below.

                  "ADJUSTED SECTION 2.7(B) RMR AMOUNT" has the meaning set forth in Section 2.7(b) below.

                  "ADJUSTMENT SCHEDULE" has the meaning set forth in Section 2.7(e) below.




                                       1.

                  "AFFILIATED GROUP" means any affiliated group within the meaning of Code ss.1504(a) or any similar group defined under a similar provision of state, local or foreign law.

                  "AFFILIATED PARTIES" means, with respect to a Person, all of its officers, directors, attorneys and independent public accountants.

                  "AFFILIATES" collectively means, with respect to a Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" shall mean, when used with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, through the ownership of voting securities, by contract or otherwise.

                  "AGREEMENT" has the meaning set forth in the preface above.

                  "ANCILLARY AGREEMENTS" has the meaning set forth in Section
3.22 below.

                  "ANNIVERSARY DATE" has the meaning set forth in Section 2.7(a) below.

                  "ATTRITION HOLDBACK AMOUNT" has the meaning set forth in
Section 2.8 below.

                  "ATTRITION RATIO" has the meaning set forth in Section 10.11(b) below.

                  "BASE AMOUNT" has the meaning set forth in Section 2.2 below.

                  "BASIS" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction that forms, or would reasonably be expected to form, the basis for any specified consequence.

                  "BUYER" has the meaning set forth in the preface above.

                  "BUYER AGREEMENTS" has the meaning set forth in Section 7.5 below.

                  "BUYER INDEMNIFIED PARTIES" has the meaning set forth in
Section 7.1 below.

                  "BUZZ" has the meaning set forth in the recitals above.

                  "BUZZ INTEREST" has the meaning set forth in the recitals above.

                  "BUZZ WARRANTS" has the meaning set forth in the recitals above.

                  "CAP" has the meaning set forth in Section 7.7(c) below.

                  "CASH COLLECTION" has the meaning set forth in Section 2.7(c)(i) below.

                  "CASH COLLECTION GUARANTEE ADJUSTMENT" has the meaning set forth in Section 2.7(c) below.



                                       2.

                  "CEO SEVERANCE AGREEMENT" has the meaning set forth in Section 2.9(a) below.

                  "CERTIFICATE OF LIMITED PARTNERSHIP" has the meaning set forth in Section 4.3(a) below.

                  "CLOSING" has the meaning set forth in Section 2.1 below.

                  "CLOSING DATE" has the meaning set forth in Section 2.1 below.

                  "CLOSING DATE STATEMENT" has the meaning set forth in Section 2.6(a) below.

                  "CLOSING DEBT" has the meaning set forth in Section 2.5(a) below.

                  "CLOSING DEBT ADJUSTMENT" has the meaning set forth in Section 2.6(c) below.

                  "CLOSING PURCHASE PRICE" has the meaning set forth in Section
2.2 below.

                  "CLOSING WORKING CAPITAL ADJUSTMENT" has the meaning set forth in Section 2.6(b) below.

                  "COBRA" has the meaning set forth in Section 10.9(f) below.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMERCIAL MONITORING CONTRACT" means any Monitoring Contract other than a Dealer Monitoring Contract or a Residential Monitoring Contract.

                  "COMPANY" has the meaning set forth in the recitals above.

                  "COMPANY FINANCIAL STATEMENTS" has the meaning set forth in
Section 3.7 below.

                  "COMPANY LICENSE" has the meaning set forth in Section 6.8 below.

                  "CONFIDENTIAL INFORMATION" means any information solely or primarily concerning the businesses and affairs of the Company and its Subsidiaries (and not Seller or its other Affiliates) that is not already generally available to the public.

                  "CONTRACT" means any written contract, commitment, agreement, arrangement, indenture, note, bond, loan, instrument or lease or any other legally binding oral commitment, contract, agreement or arrangement.

                  "CORPORATE LIMITED PARTNERS" has the meaning set forth in the recitals above.

                  "CREDIT AMOUNT" has the meaning set forth in Section 2.7(c)(i) below.

                  "DEALER MONITORING CONTRACT" means a Monitoring Contract for a Subscriber's residence or business that was obtained from a third party dealer.

                  "DEDUCTIBLE" has the meaning set forth in Section 7.7(a) below.



                                       3.

                  "DISPUTE NOTICE" has the meaning set forth in Section 2.7(e) below.

                  "EMPLOYEE BENEFIT PLAN" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan.

                  "EMPLOYEE PENSION BENEFIT PLAN" has the meaning set forth in ERISA Section 3(2).

                  "EMPLOYEE WELFARE BENEFIT PLAN" has the meaning set forth in ERISA Section 3(1).

                  "ENVIRONMENTAL REQUIREMENTS" shall mean any federal, state, local or foreign statute, regulation, ordinance or other provision having the force or effect of law, the common law, and any judicial or administrative Order or determination concerning pollution or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, Release, threatened Release, control or cleanup of any Hazardous Material, and further including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. App.ss.1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss.6901 et seq.), the Clean Water Act (33 U.S.C.ss.1251 et seq.), the Clean Air Act (42 U.S.C.ss.7401 et seq.) the Toxic Substances Control Act (15 U.S.C.ss.2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.ss.136 et seq.), and the Occupational Safety and Health Act (29 U.S.C.ss.651 et seq.), and the regulations promulgated pursuant to each such Act, all of the foregoing as in effect as of and prior to the Closing Date.

                  "ENVIRONMENTAL LIABILITIES" shall mean all Liabilities arising out or in any manner related to (i) violations or alleged violations of any Environmental Requirements regarding the Properties or the operations of the Company or its Subsidiaries prior to the Closing Date; (ii) the presence or any source of Release of any Hazardous Material in, on, at, or beneath the Properties prior to the Closing Date; (iii) any Release or threatened Release of any Hazardous Material by the Company or any of its Subsidiaries prior to the Closing Date or generated by or attributable to the operations of the Properties prior to the Closing Date; (iv) any reporting, remediation or clean-up obligations under Environmental Requirements arising out of any of the foregoing matters; (v) any tort Liability to third parties arising out of any of the foregoing matters; or (vi) any fines or penalties under Environmental Requirements arising out of any of the foregoing matters to the extent relating to any period prior to the date which is thirty (30) days after Buyer first discovers that any such fines or penalties are being imposed.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "ERISA AFFILIATES" has the meaning set forth in Section 4.21 below.

                  "ESTIMATED WORKING CAPITAL" has the meaning set forth in
Section 2.5(b) below.

                  "ESTIMATED WORKING CAPITAL ADJUSTMENT" has the meaning set forth in Section 2.5(b) below.


                                       4.

                  "EVEREST" has the meaning set forth in the recitals above.

                  "EXCLUDED TAXES" has the meaning set forth in Section 8.1(a) below.

                  "FINAL CLOSING DATE STATEMENT" has the meaning set forth in
Section 2.6(a) below.

                  "FIRST QUARTERLY COLLECTION PERIOD" has the meaning set forth in Section 2.7(c)(i) below.

                  "FOURTH QUARTERLY COLLECTION PERIOD" has the meaning set forth in Section 2.7(c)(iv) below.

                  "GAAP" means United States generally accepted accounting principles, consistently applied by the Company or its Subsidiaries, as the case may be, in effect at the date of the financial statements or other matters to which it refers.

                  "GOVERNMENTAL ENTITY" means any government or any agency, bureau, commission, court, authority, department, official, political subdivision, administrative body, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

                  "HAZARDOUS MATERIAL" means any substance, material, mixture or waste which is regulated by the United States, any foreign jurisdictions in which the Company or any of its Subsidiaries conducts business, or any state or local governmental authority including pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos or asbestos-containing materials, polychlorinated biphenyls, urea-formaldehyde, microbial matter, noise, radiation and any other substance, material, mixture or waste which is defined as a "hazardous waste", "hazardous substance", "hazardous material", "restricted hazardous waste", "industrial waste", "solid waste", "contaminant", "pollutant", "toxic waste" or "toxic substance" under any provision of Environmental Requirements.

                  "HEALTH AND SAFETY REQUIREMENTS" shall mean any federal, state, local or foreign statute, regulation, ordinance or other provision having the force or effect of law, the common law, and any judicial or administrative Order or determination concerning public health and safety and worker health and safety, all of the foregoing as in effect as of and prior to the Closing Date.

                  "INCLUDING" has the meaning set forth in Section 9.7 below.

                  "INDEMNIFYING PARTY" has the meaning set forth in Section 7.6 below.

                  "INDEMNITEE" has the meaning set forth in Section 7.6 below.

                  "INDEPENDENT ACCOUNTANT" has the meaning set forth in Section 2.6(a) below.

                  "KNOWLEDGE" has the meaning set forth in Section 9.7 below.

                  "LEGAL PROCEEDING" shall mean any judicial, administrative or arbitral actions, suits, proceedings (public or private), claims or governmental proceedings.

                  "LEGAL REQUIREMENT" shall mean any law, rule, regulation, Order or ordinance of any Governmental Entity, including Environmental Requirements and Health and Safety Requirements, all of the foregoing as in effect as of and prior to the Closing Date.


                                       5.

                  "LIABILITY" OR "LIABILITIES" means any commitments, liabilities, obligations (including Contract and capitalized lease obligations), indebtedness, accounts payable and accrued expenses (whether any of the foregoing are known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability or obligation for Taxes.

                  "LICENSES" has the meaning set forth in Section 3.19 below.

                  "LOSS" OR "LOSSES" has the meaning set forth in Section 7.1 below.

                  "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" with respect to a Person shall mean any material adverse effect or material adverse change, either individually or in the aggregate with other material adverse effects or material adverse changes, in the general affairs, condition (financial or other), business, properties, results of operations, assets, liabilities, net worth or operations of the business and/or assets of the Person and its Subsidiaries taken as a whole or, in the case of the Seller, on the ability of Seller to consummate the transactions contemplated hereby, other than
(a) any effect or change resulting from generally applicable economic conditions or industry-wide conditions or (b) any effect or change resulting from the announcement of the transactions contemplated by this Agreement or the fact that the Buyer is the purchasing entity under this Agreement.

                  "MONEY BORROWED" means: (i) obligations of the Company or any of its Subsidiaries arising from the lending of money by any Person to the Company or to any of its Subsidiaries; (ii) obligations of the Company or any of its Subsidiaries, whether or not in any such case arising from the lending by any Person of money to the Company or to any of its Subsidiaries (A) which are represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitute obligations evidenced by bonds, debentures, notes or similar instruments or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for real or personal property; (iii) obligations arising from interest rate swaps or any other derivative financial instruments; (iv) reimbursement obligations of the Company or any of its Subsidiaries with respect to letters of credit or guaranties of letters of credit; and (v) obligations of the Company or any of its Subsidiaries under any guaranty of obligations that would constitute Money Borrowed under clauses (i) through (iii) hereof, if owed directly by such Person. Money Borrowed shall not include Liabilities arising under capitalized leases.

                  "MONITORING CONTRACT" means an agreement with a Subscriber (i) for central station monitoring and other services, or (ii) solely for other services, and in either event with respect to a Subscriber's security or fire protection system(s).

                  "MOST RECENT COMPANY BALANCE SHEET" means the balance sheet contained within the Most Recent Company Financial Statements.

                  "MOST RECENT COMPANY FINANCIAL STATEMENTS" has the meaning set forth in Section 3.7 below.



                                       6.

                  "MOST RECENT FISCAL MONTH END" has the meaning set forth in
Section 3.7 below.

                  "MOST RECENT FISCAL YEAR END" has the meaning set forth in
Section 3.7 below.

                  "MOST RECENT PSI BALANCE SHEET" means the balance sheet contained within the Most Recent PSI Financial Statements.

                  "MOST RECENT PSI FINANCIAL STATEMENTS" has the meaning set forth in Section 4.4 below.

                  "MULTIEMPLOYER PLAN" has the meaning set forth in ERISA
Section 3(37).

                  "NON-COMPETITION AGREEMENT" means that certain
Non-Disclosure/Non-Competition Agreement dated as of the Closing Date by and between Seller and Buyer.

                  "NON-QUALIFIED MONITORING CONTRACTS" has the meaning set forth in Section 2.4 below.

                  "ORDER" means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award.

                  "ORDINARY COURSE OF BUSINESS" means the usual and ordinary course of the business of the Company and its Subsidiaries, as applicable, consistent with past custom and practice.

                  "PARTNERSHIP AGREEMENT" has the meaning set forth in the
Section 4.3(a) below.

                  "PARTY" OR "PARTIES" has the meaning set forth in the preface above.

                  "PERMITTED SECURITY INTERESTS" has the meaning set forth in
Section 3.15 below.

                  "PERSON" means an individual, a partnership, a limited liability company or partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a Governmental Entity or any other form of entity or company.

                  "PERSONAL PROPERTY LEASES" has the meaning set forth in
Section 4.10(b) below.

                  "PRE-CLOSING TAX PERIOD" has the meaning set forth in Section
8.1 below.

                  "PROPERTIES" has the meaning set forth in Section 4.12(a) below.

                  "PSI" has the meaning set forth in the recitals above.

                  "PSI FINANCIAL STATEMENTS" has the meaning set forth in
Section 4.4 below.

                  "PURCHASE PRICE" has the meaning set forth in Section 2.2 below.

                  "QUALIFIED" when used to describe a Monitoring Contract means a Monitoring Contract which satisfies the criteria set forth in EXHIBIT A attached hereto.


                                       7.

                  "REGISTERED RIGHTS" has the meaning set forth in Section 4.24 below.

                  "RELEASE" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

                  "RESIDENTIAL MONITORING CONTRACT" means a Monitoring Contract for a Subscriber's residence, excluding Dealer Monitoring Contracts.

                  "RIGHTS" has the meaning set forth in Section 4.24 below.

                  "RIGHTS LICENSES" has the meaning set forth in Section 4.24 below.

                  "RMR" means the recurring monthly revenue under a Monitoring Contract; provided that RMR shall not include any amounts related to pro-rated pass through charges for signal circuit telephone lines, antenna rentals, panel use and franchise and licensing fees and charges payable to third parties for receiving or responding to alarms associated with customer agreements.

                  "SEC" means the Securities and Exchange Commission.

                  "SECOND QUARTERLY COLLECTION PERIOD" has the meaning set forth in Section 2.7(c)(ii) below.

                  "SECTION 2.7(A) RMR ADJUSTMENT" has the meaning set forth in
Section 2.7(a) below.

                  "SECTION 2.7(B) RMR ADJUSTMENT" has the meaning set forth in
Section 2.7(b) below.

                  "SECTION 2.7 GUARANTEE ADJUSTMENT" has the meaning set forth in Section 2.7(c) below.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SECURITY INTEREST" means any mortgage, deed of trust, pledge, lien, security interest, encumbrance, charge, conditional sales agreement, option, easement, claim or any other restriction or limitation whatsoever respecting property of any Person or respecting any Contract or any Rights.

                  "SELLER" has the meaning set forth in the preface above.

                  "SELLER AGREEMENTS" has the meaning set forth in Section 7.1 below.

                  "SELLER INDEBTEDNESS" means any Liabilities for Money Borrowed owed to the Company by Seller or by any of Seller's Affiliates.

                  "SELLER INDEMNIFIED PARTIES" has the meaning set forth in
Section 7.5 below.

                  "SELLER'S LCS" has the meaning set forth in Section 10.8 below.

                  "SEVERANCE ADJUSTMENT" has the meaning set forth in Section 2.9(a) below.


                                       8.

                  "SEVERANCE AGREEMENT" means a Contract, entered into prior to the Closing, between an employee (other than the Chief Executive Officer of PSI) of the Company or any of its Subsidiaries and the Company or any of its Subsidiaries, providing for a severance payment to such employee upon the termination of employment of such employee on or after the Closing Date.

                  "SEVERANCE HOLDBACK AMOUNT" has the meaning set forth in
Section 2.9(a) below.

                  "SHARES" has the meaning set forth in the recitals above.

                  "STRADDLE PERIOD" has the meaning set forth in Section 8.2 below.

                  "SUBSCRIBER" means a Person (other than the Company or any of its Subsidiaries as the service provider) who has entered into a Monitoring Contract.

                  "SUBSIDIARY" means any corporation, limited liability company or other entity with respect to which a specified Person (or a Subsidiary thereof) owns fifty percent (50%) or more of the common stock or other voting interests or otherwise has the power to vote or direct the voting of sufficient securities to elect a majority of the directors, managers or other Persons controlling the activities of the entity.

                  "TAX" OR "TAXES" means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code ss.59A), customs, duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

                  "TAX RETURN" means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
                  "THIRD PARTY ALARM ADJUSTMENTS" has the meaning set forth in
Section 2.7(d) below.

                  "THIRD PARTY ALARM MONITORING CONTRACTS" has the meaning set forth in Section 2.7(d) below.

                  "THIRD PERSON CLAIM" has the meaning set forth in Section 7.6 below.

                  "THIRD QUARTERLY COLLECTION PERIOD" has the meaning set forth in Section 2.7(c)(iii) below.

                  "TRANSFERRED EMPLOYEES" has the meaning set forth in Section 10.9(a) below.

                  "TURNAROUND RMR MULTIPLIER" means the QUOTIENT of (i) the SUM of (A) $1,768,166 PLUS (B) the Adjusted Section 2.7(b) RMR Amount, DIVIDED BY
(ii) $1,768,166.

                  "WIRE TRANSFER" means a payment of money by same day wire transfer in immediately available funds to an account or accounts designated in writing by the recipient to the payor; provided, however, that if the recipient fails to make such designation prior to the payment due date, the term shall instead mean payment of money by overnight delivery of a certified or cashier's check of a federally insured financial institution.


                                       9.

                  "WORKING CAPITAL" means the current assets of the Company and all of its Subsidiaries LESS the current liabilities of the Company and all of its Subsidiaries, without giving effect to any Liabilities for Money Borrowed or to any Seller Indebtedness, as adjusted in accordance with the provisions set forth on SCHEDULE 2.6 hereto.


                                 CLOSING MATTERS

THE CLOSING. On the terms and subject to the conditions of this Agreement, the closing of the sale and purchase of the Shares provided for in Section 2.2 below (the "CLOSING") shall take place at the offices of Sidley Austin Brown & Wood LLP in Chicago, Illinois or at such other place as is mutually agreed upon by Buyer and Seller (the date on which the Closing occurs is referred to in this Agreement as the "CLOSING DATE"). Notwithstanding any later time of the Closing, the Closing shall be deemed completed at 12:01 a.m. Pacific Standard Time on the Closing Date. This Agreement is being executed concurrently with the Closing.

SALE AND PURCHASE OF SHARES; PURCHASE PRICE.Upon the terms and subject to the conditions contained herein, on the Closing Date Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, the Shares free and clear of all Security Interests. The aggregate purchase price for the Shares shall be (i) $46,061,164 (the "BASE AMOUNT"), MINUS (ii) the Closing Debt as determined in accordance with Section 2.5(a) below, minus (iii) the Estimated Working Capital Adjustment as determined in accordance with
Section 2.5(b) below (collectively, the "CLOSING PURCHASE PRICE"), PLUS or MINUS
(iv) the Closing Working Capital Adjustment as determined and paid in accordance with Sections 2.6(a) and (b) below, PLUS or MINUS (v) the Closing Debt Adjustment as determined and paid in accordance with Section 2.6(c) below, MINUS
(vi) the Section 2.7 Guarantee Adjustment as determined and paid in accordance with Section 2.7 below, plus (vii) the Section 2.7(b) RMR Adjustment as determined and paid in accordance with Section 2.7 below, PLUS (viii) the Third Party Alarm Adjustment as determined and paid in accordance with Section 2.7 below, MINUS (ix) the Severance Adjustment as determined and paid in accordance with Section 2.9 below (collectively, the "PURCHASE PRICE")

DELIVERY OF PURCHASED SHARES AND PAYMENT OF CLOSING PURCHASE PRICE. On the Closing Date, Seller shall deliver to Buyer all stock certificates evidencing the Shares duly endorsed in blank or accompanied by stock powers duly endorsed in blank, in proper form for transfer, and with any required stock transfer tax stamps affixed, against payment on the Closing Date of the amount of the Closing Purchase Price, LESS the Attrition Holdback Amount and LESS the Severance Holdback Amount, by Wire Transfer as set forth in Section 2.11 below.

MONITORING CONTRACT SCHEDULES. SCHEDULE 2.4(A) lists and indicates, as of the Closing Date, all of the Qualified Monitoring Contracts for PSI as of the Closing Date, the RMR under each Qualified Monitoring Contract, whether each such Qualified Monitoring Contract is a Commercial Monitoring Contract, a Residential Monitoring Contract or a Dealer Monitoring Contract and whether each such Qualified Monitoring Contract is for central station monitoring and other services or solely for other services. SCHEDULE 2.4(B) lists and indicates, as


                                      10.

of the Closing Date, all of the Monitoring Contracts for PSI that are not Qualified Monitoring Contracts ("NON-QUALIFIED MONITORING CONTRACTS") as of the Closing Date, the RMR under each Non-Qualified Monitoring Contract, whether each such Non-Qualified Monitoring Contract is a Commercial Monitoring Contract, a Residential Monitoring Contract or a Dealer Monitoring Contract and whether each such Non-Qualified Monitoring Contract is for central station monitoring and other services or solely for other services.

CLOSING DEBT.

                  (a) SCHEDULE 2.5(A) reflects the total estimated amount of the Company's Liabilities for Money Borrowed as of the Closing Date (the "CLOSING DEBT"). The Closing Debt shall be certified by the Chief Financial Officer of Seller and shall be complete and accurate.

                  (b) SCHEDULE 2.5(B) reflects the total estimated Working Capital as of the Closing Date (the "ESTIMATED WORKING CAPITAL"). The Estimated Working Capital shall be certified by the Chief Financial Officer of Seller and shall be complete and accurate. In the event the Working Capital as reflected on
Schedule 2.5(b) is a deficit of more than $200,000, the Base Amount shall be decreased by the absolute value of the amount of such deficiency (the "ESTIMATED WORKING CAPITAL ADJUSTMENT").

WORKING CAPITAL AND CLOSING DEBT ADJUSTMENTS.

                  (a) Promptly, and in any event not later than sixty (60) days, following the Closing Date, Buyer shall deliver to Seller, at Buyer's sole cost and expense, a statement of Working Capital and Liabilities for Money Borrowed of the Company and all of its Subsidiaries as of the Closing Date (the "CLOSING DATE STATEMENT"). Subject to the adjustments set forth on SCHEDULE 2.6 with respect to the calculation of the Working Capital, the Closing Date Statement shall be prepared in accordance with GAAP and otherwise in a manner consistent with the Company Financial Statements. The Closing Date Statement shall become final and binding on the Parties unless, within thirty (30) days after delivery to Seller, notice is furnished by Seller to Buyer of Seller's objection thereto, containing specific analysis or description of each item or calculation to which the objection is lodged and the modification Seller proposes be made thereto. In connection with Seller's review of the Closing Date Statement, Buyer shall provide (and shall cause the Company and its Subsidiaries to provide) to Seller and its authorized representatives (including outside accountants, financial advisor and attorneys) reasonable access to all relevant books and records and employees and representatives of Buyer, the Company and its Subsidiaries. If such notice of objection is given, the Parties shall consult with each other in a good faith attempt to resolve such objection. If the Parties are unable to reach agreement within fifteen (15) days after the notice of objection has been given, or in any event if the Parties are unable to reach agreement as to the amount of the Working Capital or the amount of the Liabilities for Money Borrowed, as each are reflected as liabilities in the Closing Date Statement, within such fifteen (15) day period, the Parties shall promptly submit such dispute to an accounting firm selected by mutual agreement of Buyer and Seller (an "Independent Accountant") for resolution. To the extent that Buyer and Seller are unable to mutually agree on the identity of the Independent Accountant within ten (10) days, each of Buyer, on the one hand, and Seller, on the other hand, shall select a national or regional accounting firm, which firms shall jointly appoint a third national or regional accounting firm to be the Independent Accountant. The resolution of the dispute by the Independent Accountant shall be final and binding on the Parties, and the fees and expenses of the Independent Accountant shall be borne equally by the Parties. Upon the resolution of any objection made with respect to the Closing Date Statement in accordance with this Section 2.6(a), the Closing Date Statement shall be referred to herein as the "FINAL CLOSING DATE STATEMENT".


                                      11.

                  (b) In the event the Working Capital as reflected on the Final Closing Date Statement is greater than the Estimated Working Capital, Buyer shall pay to Seller via Wire Transfer, as an increase in the Purchase Price, such difference; provided, however, that in no event shall Buyer be obligated to pay to Seller an amount in excess of the Estimated Working Capital Adjustment. In the event that the Working Capital as reflected on the Final Closing Date Statement is less than the Estimated Working Capital, Seller shall pay to Buyer via Wire Transfer, as a decrease in the Purchase Price, such difference. The increase or decrease to the Purchase Price effected pursuant to this Section 2.6(b) shall be referred to as the "CLOSING WORKING CAPITAL ADJUSTMENT".

                  (c) In the event the Liabilities for Money Borrowed reflected on the Final Closing Date Statement exceeds the Closing Debt, Seller shall pay to Buyer via Wire Transfer, as a reduction in the Purchase Price, the amount of such excess. In the event the Liabilities for Money Borrowed reflected as liabilities in the Final Closing Date Statement is less than the Closing Debt, Buyer shall pay to Seller via Wire Transfer, as an increase in the Purchase Price, the absolute value of the amount of such deficiency. In either case, such resulting adjustment to the Purchase Price shall be referred to as the "CLOSING DEBT ADJUSTMENT".

POST-CLOSING RMR ADJUSTMENT; CASH COLLECTION GUARANTEE ADJUSTMENTS AND THIRD PARTY ADJUSTMENT.

                  (a) As of the first anniversary of the Closing Date (the "ANNIVERSARY DATE"), Buyer shall determine the total Closing Date RMR amount (broken down by each of the three (3) types of Monitoring Contracts) for those Monitoring Contracts set forth on SCHEDULE 2.4(A) and SCHEDULE 2.4(B) that are determined to be Qualified Monitoring Contracts as of the Anniversary Date in accordance with the criteria set forth in Part B of EXHIBIT A attached hereto (the "ADJUSTED SECTION 2.7(A) RMR AMOUNT"). Based on the calculation of the Adjusted Section 2.7(a) RMR Amount, the Purchase Price shall be adjusted downward, if at all, to the extent provided for under each of the following provisions:

                           (i) If that portion of the Adjusted Section 2.7(a)
RMR Amount attributable to Commercial Monitoring Contracts is less than ninety percent (90%) of the sum of (A) the total Closing Date RMR amount for all Commercial Monitoring Contracts set forth on SCHEDULE 2.4(A) PLUS (B) the total Closing Date RMR amount for those Commercial Monitoring Contracts set forth on
SCHEDULE 2.4(B) that are determined to be Qualified Monitoring Contracts as of the Anniversary Date, the Purchase Price shall be decreased by the product of
31.5 multiplied by the absolute value of the amount of such deficiency.

                           (ii) If that portion of the Adjusted Section 2.7(a)
RMR Amount attributable to Residential Monitoring Contracts is less than eighty-eight percent (88%) of the sum of (A) the total Closing Date RMR amount for all Residential Monitoring Contracts as set forth on SCHEDULE 2.4(A) PLUS
(B) the total Closing Date RMR amount for those Residential Monitoring Contracts set forth on SCHEDULE 2.4(B) that are determined to be Qualified Monitoring Contracts as of the Anniversary Date, the Purchase Price shall be decreased by the product of 27.4 multiplied by the absolute value of the amount of such deficiency.

                           (iii) If that portion of the Adjusted Section 2.7(a)
RMR Amount attributable to Dealer Monitoring Contracts is less than eighty-two percent (82%) of the sum of (A) the total Closing Date RMR amount for all Dealer Monitoring Contracts as set forth on SCHEDULE 2.4(A) PLUS (B) the total Closing Date RMR amount for those Dealer Monitoring Contracts set forth on SCHEDULE 2.4(B) that are determined to be Qualified Monitoring Contracts as of the Anniversary Date, the Purchase Price shall be decreased by the product of 13.5 multiplied by the absolute value of the amount of such deficiency.


                                      12.

                  The total amount of the Purchase Price adjustments to be effected pursuant to this Section 2.7(a) is referred to in this Agreement as the "SECTION 2.7(A) RMR ADJUSTMENT".

                  (b) As of the Anniversary Date, Buyer shall determine the total Closing Date RMR amount (broken down by each of the three (3) types of Monitoring Contracts) for those Monitoring Contracts set forth on SCHEDULE 2.4(B) that are determined to be Qualified Monitoring Contracts as of the Anniversary Date as determined in accordance with the criteria set forth in Part B of EXHIBIT A attached hereto (the "ADJUSTED SECTION 2.7(B) RMR AMOUNT"). Based on the calculation of the Adjusted Section 2.7(b) RMR Amount, the Purchase Price shall be adjusted upwards, if at all, to the extent provided for under each of the following provisions:

                           (i) The Purchase Price shall be increased by the
product of 31.5 multiplied by that portion of the Adjusted Section 2.7(b) RMR Amount attributable to Commercial Monitoring Contracts.

                           (ii) The Purchase Price shall be increased by the
product of 27.4 multiplied by that portion of the Adjusted Section 2.7(b) RMR Amount attributable to Residential Monitoring Contracts.

                           (iii) The Purchase Price shall be increased by the
product of 13.5 multiplied by that portion of the Adjusted Section 2.7(b) RMR Amount attributable to Dealer Monitoring Contracts.

         The total amount of the Purchase Price adjustments to be effected pursuant to this Section 2.7(b) is referred to in this Agreement as the "SECTION 2.7(B) RMR ADJUSTMENT".

                  (c) CASH COLLECTION GUARANTEE.

                           (i) To the extent that the money collected on behalf
of Buyer in respect of the accounts listed on SCHEDULE 2.4(A) and SCHEDULE 2.4(B) (net of (A) all Taxes collected for remittance to a Governmental Entity and (B) all monies remitted to Seller pursuant to Section 10.11(a)) below (the "CASH COLLECTION") during the three-month period commencing on the Closing Date (the "FIRST QUARTERLY COLLECTION PERIOD") is less, in the aggregate, than the PRODUCT of (X) $5,245,933 MULTIPLIED BY (Y) the Turnaround RMR Multiplier, the Purchase Price shall be reduced by such deficiency. To the extent that the Cash Collection during the First Quarterly Collection Period is greater, in the aggregate, than the PRODUCT of (X) $5,245,933 MULTIPLIED BY (Y) the Turnaround RMR Multiplier, the amount of such excess shall be deemed the "CREDIT AMOUNT". The Credit Amount shall be subject to adjustment and available for application as set forth below, provided that the Credit Amount shall be deemed zero until first increased pursuant to this Section 2.7(c).

                           (ii) To the extent that the Cash Collection during
the three-month period commencing on the day after the First Quarterly Collection Period (the "SECOND QUARTERLY COLLECTION PERIOD") is less, in the aggregate, than the amount by which the PRODUCT of (X) $5,073,726 MULTIPLIED BY
(Y) the Turnaround RMR Multiplier exceeds the Credit Amount, the Purchase Price shall be reduced by such deficiency and the Credit Amount shall be reduced to (or remain) zero. To the extent that the Cash Collection during the Second Quarterly Collection Period is greater, in the aggregate, than the amount by which the PRODUCT of (X) $5,073,726 MULTIPLIED BY (Y) the Turnaround RMR Multiplier exceeds the Credit Amount, such excess shall become the new Credit Amount and shall be available for application as set forth below.



                                      13.

                           (iii) To the extent that the Cash Collection during
the three-month period commencing on the day after the Second Quarterly Collection Period (the "THIRD QUARTERLY COLLECTION PERIOD") is less, in the aggregate, than the amount by which the PRODUCT of (X) $4,907,631 MULTIPLIED BY
(Y) the Turnaround RMR Multiplier exceeds the Credit Amount, the Purchase Price shall be reduced by such deficiency and the Credit Amount shall be reduced to (or remain) zero. To the extent that the Cash Collection during the Third Quarterly Collection Period is greater, in the aggregate, than the amount by which the PRODUCT of (X) $4,907,631 MULTIPLIED BY (Y) the Turnaround RMR Multiplier exceeds the Credit Amount, such excess shall become the new Credit Amount and shall be available for application as set forth below.

                           (iv) To the extent that the Cash Collection during
the three-month period commencing on the day after the Third Quarterly Collection Period (the "FOURTH QUARTERLY COLLECTION PERIOD") is less, in the aggregate, than the amount by which the PRODUCT of (X) $4,747,416 MULTIPLIED BY
(Y) the Turnaround RMR Multiplier exceeds the Credit Amount, the Purchase Price shall be reduced by such deficiency and the Credit Amount shall be reduced to (or remain) zero. To the extent that the Cash Collection during the Fourth Quarterly Collection Period is greater, in the aggregate, than the amount by which the PRODUCT of (X) $4,747,416 MULTIPLIED BY (Y) the Turnaround RMR Multiplier exceeds the Credit Amount, the Purchase Price shall be increased by the lesser of (A) such excess or (B) the aggregate amount of the Purchase Price decreases, if any, under subparagraphs (i), (ii) and (iii) of this Section 2.7(c).

                  The aggregate amount of the Purchase Price adjustments that are effected pursuant to this Section 2.7(c) is referred to in this Agreement as the "CASH COLLECTION GUARANTEE ADJUSTMENT". The "SECTION 2.7 GUARANTEE ADJUSTMENT" shall mean the lesser of (A) the sum of the Cash Collection Guarantee Adjustment plus the Section 2.7(a) Adjustment or (B) the sum of (x) the remaining Attrition Holdback Amount (I.E., net of any prior offsets to Section 7.2 below) and (y) the product of the Section 2.7(b) RMR Adjustment multiplied by 4.18% (the "ADJUSTED ATTRITION HOLDBACK AMOUNT"). Buyer and Seller acknowledge and agree that although Buyer will be calculating the Purchase Price adjustments on a quarterly basis prior to the Anniversary Date under the assumption that the Turnaround RMR Multiplier is zero, the actual Turnaround RMR Multiplier calculated after the Anniversary Date will be used for each of the calculations under subparagraphs (i) through (iv) of this Section 2.7(c) in determining the Cash Collection Guarantee Adjustment to be reported on the Adjustment Schedule pursuant to Section 2.7(e) below.

                  (d) SCHEDULE 2.7(D) sets forth (i) all third party alarm monitoring contracts to which the Company or any of its Subsidiaries has an interest (the "THIRD PARTY ALARM MONITORING CONTACTS"), (ii) the RMR under such contracts and (iii) the parties to such contracts. As of the Anniversary Date, the Purchase Price shall be increased by the product of ten (10) multiplied by the RMR as of the Closing Date for those Third Party Alarm Monitoring Contracts that have not been terminated, or for which notice of termination has not been given on behalf of the Subscriber, as of the Anniversary Date. The Purchase Price adjustment under this Section 2.7(d) is referred to in this Agreement as the "THIRD PARTY ALARM ADJUSTMENT".


                                      14.

                  (e) Within thirty (30) days after the Anniversary Date, Buyer shall provide Seller with a Schedule (the "ADJUSTMENT SCHEDULE") setting forth
(I) the calculations described in Sections 2.7(a)(i), (ii) and (iii) above and the total amount of the Section 2.7(a) RMR Adjustment, if any, (II) the calculations described in Sections 2.7(b)(i), (ii) and (iii) above and the total amount of the Section 2.7(b) RMR Adjustment, if any, (III) the calculation of the total amount of the Cash Collection Guarantee Adjustment and (IV) the calculation of the Third Party Alarm Adjustment. The Adjustment Schedule will also list all Monitoring Contracts that constitute Qualified Monitoring Contracts as of the Anniversary Date and all Monitoring Contracts that constitute Non-Qualified Monitoring Contracts as of the Anniversary Date. In connection with Seller's review of the Adjustment Schedule, Buyer shall provide (and shall cause the Company and its Subsidiaries to provide) to Seller and its authorized representatives (including outside accountants, financial advisor and attorneys) reasonable access to all relevant books and records and employees and representatives of Buyer, the Company and its Subsidiaries. Seller may dispute Buyer's determination of any of the calculations set forth on the Adjustment Schedule by giving Buyer notice of such dispute (the "Dispute Notice") within fifteen (15) business days of receipt of the Adjustment Schedule. If after good faith negotiations, Buyer and Seller are unable to resolve such disputes within thirty (30) days of delivery of the Dispute Notice or such later date as may be agreed upon by Buyer and Seller, then Buyer and Seller shall promptly submit such dispute for resolution to an Independent Accountant to be selected by the Parties in a manner consistent with the selection procedure set forth in Section 2.6(a) above. The Dispute Notice shall set forth, in reasonable detail, the basis of each dispute and the amount of adjustment that Seller believes is required. Any items not disputed by Seller in the Dispute Notice shall be deemed stipulated by Seller and Buyer and such items shall not be determined by the Independent Accountant. The Independent Accountant shall resolve such disputes and adjust the Adjustment Schedule to reflect the resolution of such disputes. The resolution of such disputes by the Independent Accountant shall be final and binding on the Parties with regard to the matters determined by the Independent Accountant absent a showing of fraud or palpable mistake. Each of Buyer, on the one hand, and Seller, on the other hand, shall bear that percentage of the fees and expenses of the Independent Accountant equal to the proportion of the dollar value of the disputed issues determined by the Independent Accountant in favor of the other Party.

                  (f) To the extent the remaining balance of the Attrition Holdback Amount (i.e., net of any prior offsets pursuant to Section 7.2 below) is greater than the Section 2.7 Guarantee Adjustment, Buyer shall offset the total amount of the Section 2.7 Guarantee Adjustment against the Attrition Holdback Amount and shall pay Seller the remaining balance of the Attrition Holdback Amount in accordance with Section 2.8 below. In the event the Section
2.7 Guarantee Adjustment is greater than the remaining balance of the Attrition Holdback Amount, Buyer shall offset the Section 2.7 Guarantee Adjustment up to the remaining balance of the Attrition Holdback Amount and Seller shall pay Buyer via Wire Transfer within ten (10) days after the final determination thereof in accordance with the provisions of this Agreement the lesser of (i) the amount by which the Section 2.7 Guarantee Adjustment exceeds the remaining balance of the Attrition Holdback Amount or (ii) the amount by which the Adjusted Attrition Holdback Amount exceeds the remaining balance of the Attrition Holdback Amount.

                  (g) Within ten (10) days after the Section 2.7(b) RMR Adjustment is finally determined in accordance with the provisions of this Agreement, Buyer shall pay to Seller any increase in the Purchase Price related thereto via Wire Transfer.



                                      15.

                  (h) Within ten (10) days after the Third Party Alarm Adjustment is finally determined in accordance with the provisions of this Agreement, Buyer shall pay to Seller any increase in the Purchase Price related thereto via Wire Transfer.

ATTRITION HOLDBACK AMOUNT. At the Closing, Buyer is holding back $1,925,356 of the Purchase Price (the "ATTRITION HOLDBACK Amount"). Subject to any reduction of the Attrition Holdback Amount by reason of any offsets under Section 7.2 below, the Attrition Holdback Amount shall be applied by Buyer to and as a credit against the Section 2.7 Guarantee Adjustment, if any, to the fullest extent of the Attrition Holdback Amount in accordance with the provisions of
Section 2.7. Within ten (10) days after the later of the Post-Closing RMR Adjustment and the Cash Collection Guarantee Adjustment being finally determined in accordance with the provisions of this Agreement, Buyer shall pay to Seller any then remaining Attrition Holdback Amount via Wire Transfer.

EMPLOYEE SEVERANCE.

                  (a) SCHEDULE 2.9 lists each employee (other than the Chief Executive Officer of PSI) of the Company and its Subsidiaries to which severance payments would become due under a Severance Agreement if such employee was terminated on or after the Closing Date and the amount of the severance obligation that would become payable to each such employee under a Severance Agreement if such employee was terminated as of the Closing Date. If the Company or any of its Subsidiaries is required, in accordance with the terms and subject to the conditions and limitations of the applicable Severance Agreements, to make any severance payments to employees of the Company or any of its Subsidiaries arising from the termination of such employees during the period commencing with the Closing Date and ending ninety (90) days thereafter, Seller shall reimburse Buyer for such severance payments to the extent that the severance Liability would have been payable had such employees been terminated on the Closing Date. For purposes of such reimbursement, Buyer is holding back from the Purchase Price the total amount of the severance obligations set forth on SCHEDULE 2.9 (the "SEVERANCE HOLDBACK AMOUNT"). Within one hundred (100) days of the Closing Date, Buyer shall deliver a schedule to Seller certified as complete and correct by the Chief Financial Officer of Buyer, which schedule shall set forth the names of the employees terminated during the period commencing with the Closing Date and ending ninety (90) days thereafter as well as the amount of the severance payments made to such employees (the "SEVERANCE ADJUSTMENT"). Buyer shall offset the total amount of the Severance Adjustment against the Severance Holdback Amount and shall pay Seller any remaining balance of the Severance Holdback Amount via Wire Transfer on the day it delivers the schedule to Seller. Buyer shall be responsible for and shall pay directly or reimburse Seller for any severance amount which becomes payable to the Chief Executive Officer of PSI on or after the Closing Date pursuant to the second and third paragraphs of that certain severance agreement between the Chief Executive Officer and Seller dated as of April 1, 2003 (the "CEO SEVERANCE AGREEMENT"), a true and correct copy of which has been provided to Buyer; provided, however that notwithstanding the foregoing, if the Chief Executive Officer of PSI voluntarily resigns from his employment with PSI on or after the Closing Date, Seller shall be responsible for and shall pay the Chief Executive Officer of PSI up to the first $205,000 that may become due and owing to him under such paragraphs of the CEO Severance Agreement.

                  (b) Buyer will, and will cause PSI to, honor the following incentive programs: (i) the so-called "executive stay" bonus program of PSI,


                                      16.

which program entitles certain executives of PSI to receive a bonus upon the terms and conditions of such program, including that the transactions contemplated by this Agreement are consummated and that such executives remain with PSI for a specified period of time after the Closing, (ii) the so-called "transaction" bonus program of PSI, which program entitles certain management level employees of PSI to receive a bonus upon the terms and condition of such program, including that the transactions contemplated by this Agreement are consummated and that such employees are employed by PSI as of the time of the Closing, and which bonus program includes the $102,500 one-time special appreciation bonus payable to the Chief Executive Officer of PSI under the CEO Severance Agreement, and (iii) the so called "2003 performance bonus" program of PSI. Buyer will indemnify and hold Seller harmless from and against any Liabilities relating to these incentive programs, but, with respect to the programs described in subparts (ii) and (iii) above, only to the extent that the Liabilities relating to such programs are deducted from Working Capital as calculated on the Final Closing Date Statement.

SELLER DELIVERIES AT CLOSING. At the Closing, Seller shall deliver, or shall cause to be delivered, to Buyer the following:

                  certificates representing 100% of the Shares, which shall be validly delivered and transferred to Buyer, free and clear of any and all Security Interests and duly endorsed for transfer or accompanied by separate forms of stock assignments duly executed for transfer;

                  (b) certificates representing 100% of the outstanding shares of capital stock of each of the Corporate Limited Partners.

                  (c) an affidavit of Seller, in a form reasonably satisfactory to Buyer, stating under penalties of perjury the United States taxpayer identification numbers of Seller and that Seller is not a foreign person within the meaning of Code ss.1445(b)(2);

                  (d) the written resignations of each director and officer of the Company and of each director and officer of each of the Corporate Limited Partners;

                  (e) a schedule reflecting the Closing Debt, certified by the Chief Financial Officer of Seller in accordance with Section 2.5 hereof;

                  (f) an executed original version of the Non-Competition Agreement;

                  (g) a receipt for the Closing Purchase Price; and

                  (h) executed payoff letters in forms satisfactory to Buyer from the Persons identified on SCHEDULE 2.10(H) with respect to the receipt of those amounts identified on SCHEDULE 2.10(H).

BUYER DELIVERIES AT CLOSING. At the Closing, Buyer shall have delivered to Seller the Closing Purchase Price LESS the Attrition Holdback Amount, LESS the Severance Holdback Amount and LESS the aggregate amounts to be paid under
Section 2.11(a) below via Wire Transfer and shall deliver, or cause to be delivered, the following:

                  those amounts identified on SCHEDULE 2.10(H) via Wire Transfers to the Persons identified on SCHEDULE 2.10(H); and



                                      17.

    an executed original version of the Non-Competition Agreement to Seller.

    REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY AND THE TRANSACTION


         Seller represents and warrants to Buyer as of the Closing Date as follows:

CORPORATE ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. The Company is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing would not materially impede the operations (as presently conducted) of the Company or could not reasonably be expected to have a Material Adverse Effect on the Company.
SCHEDULE 3.1 sets forth a true, correct and complete list of each jurisdiction in which the Company is qualified or authorized to do business as a foreign corporation.

CAPITALIZATION.

                  (a) As of the Closing Date,

                           (i) the authorized capital stock of the Company
consists of 10,000 shares of common stock ($.01 par value), of which 1,000 shares are issued and outstanding and owned beneficially and of record by Seller;

                           (ii) all of the Shares were duly authorized for
issuance and are validly issued, fully paid and non-assessable, and

                           (iii) there is no existing option, warrant, call,
right, commitment or other agreement of any character to which Seller or the Company is a party requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company, and there are no incentive units, phantom stock or similar arrangements outstanding.

                  (b) Neither Seller nor the Company is a party to any voting trust or other voting agreement with respect to any of the Shares or the unissued capital stock of the Company or to any agreement relating to the issuance, sale, redemption, transfer or other disposition of the capital stock of the Company.

OTHER BUSINESSES. SCHEDULE 3.3 lists each Person in which the Company, directly or indirectly, owns any stock or other ownership interest, including the nature of the stock or ownership interest, the date of acquisition, the number of shares or other ownership interests, if applicable, and the percentage of ownership in relation to all other owners. Except as set forth on SCHEDULE 3.3, the Company's ownership interest in each Person set forth on SCHEDULE 3.3 is free and clear of any restrictions on transfer (other than restrictions under


                                      18.

the Securities Act and state securities laws) or any Security Interests. Except for the Persons set forth in SCHEDULE 3.3, the Company does not own or have any right to acquire, directly or indirectly, any outstanding capital stock of, or other equity interests in, any Person. Except as set forth on SCHEDULE 3.3, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Company to sell, transfer, or otherwise dispose of any capital stock or other interest of any of the Persons listed on
SCHEDULE 3.3. There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of the Company.

OWNERSHIP OF COMPETING BUSINESSES. Except for the ownership of the Shares and the ownership of non-controlling interests in securities of corporations the shares of which are publicly traded or as otherwise set forth in SCHEDULE 3.4, Seller does not, and, to the Knowledge of the Seller, Seller's Affiliates, and Seller's and Seller's Affiliates' directors and officers do not, own directly or indirectly any interest or have any investment or profit participation in any Person which is a competitor of or which directly or indirectly does business with PSI, Everest or Buzz.

CORPORATE RECORDS AND ACTIONS; BANK ACCOUNTS.

                  (a) Seller has delivered to Buyer true, correct and complete copies of (i) the Certificate of Incorporation of the Company (certified by the Secretary of State of Delaware) and (ii) the Bylaws of the Company (certified by the secretary, assistant secretary or other appropriate officer of the Company).

                  (b) The minute books of the Company made available to Buyer contain substantially complete records of all meetings for which minutes were taken, and reflect other corporate actions, of the stockholders and board of directors (including any committees thereof) of the Company. To the extent required by applicable Legal Requirements and its Certificate of Incorporation and Bylaws, all corporate action of the Company has been duly authorized and adopted by the Company's board of directors and stockholders. The stock certificate books and stock transfer ledgers of the Company made available to Buyer are true, correct and complete. Any applicable stock transfer Taxes and fees of any Governmental Entity levied or payable with respect to all transfers of Shares of the Company prior to the Closing Date have been paid and any applicable transfer tax stamps affixed.

                  (c) SCHEDULE 3.5(C) sets forth a complete list certified by the treasurer of the Company containing the names of all banks or any other financial institutions which are depositories of funds of the Company and the names and locations of any institutions in which the Company may have safe deposit boxes and the names of the persons having access thereto.

OWNERSHIP AND TRANSFER OF SHARES. Seller is the record and beneficial owner of the Shares, free and clear of any and all Security Interests (other than restrictions under the Securities Act and state securities laws). Seller has the corporate power and authority to sell, transfer, assign and deliver such Shares as provided in this Agreement, and such delivery will convey to Buyer good and marketable title to such Shares, free and clear of any and all Security Interests.

FINANCIAL STATEMENTS. SCHEDULE 3.7(A) consists of copies of the Company's (i) internally prepared unaudited consolidated balance sheet as of December 31, 2002 (the "MOST RECENT FISCAL YEAR END") and the related internally prepared unaudited consolidated statements of operations and cash flows for the fiscal year then ended and (ii) internally prepared unaudited unconsolidated balance



                                      19.

sheets as of December 31, 2001 and December 31, 2000, and the related internally prepared unaudited unconsolidated statements of operations for each of the fiscal years then ended. SCHEDULE 3.7(B) consists of copies of the internally prepared unaudited consolidated balance sheet of the Company as of October 31, 2003 (the "MOST RECENT FISCAL MONTH END") and the related internally prepared unaudited consolidated statements of operations and cash flows for the ten (10) months then ended (and as of December 31, 2002 and for the fiscal year ended December 31, 2002) (the "MOST RECENT COMPANY FINANCIAL STATEMENTS") (The financial statements set forth on SCHEDULES 3.7(A) and 3.7(B) are collectively referred to as the "COMPANY FINANCIAL STATEMENTS"). The Company Financial
Statements:

         are true, complete and correct in all material respects as of the respective dates and for the respective periods stated above;

         have been prepared from the books and records of the Company;

         fairly present in accordance with GAAP the financial position and results of operations of the Company as of the respective dates and for the respective periods stated above and have been prepared pursuant to and in accordance with GAAP applied on a consistent basis, except (x) that the Company Financial Statements were prepared without footnotes, (y) that the Most Recent Company Financial Statements are subject to normal year-end adjustments, and (z) as otherwise set forth on SCHEDULE 3.7(A) or SCHEDULE 3.7(B);

Except (a) as set forth on the Most Recent Company Financial Statements or otherwise as set forth on SCHEDULE 3.7(C), (b) for Liabilities incurred in the Ordinary Course of Business since the Most Recent Fiscal Month End, (c) fees and expenses of the independent accounting firm incurred by the Company for the preparation by the independent accounting firm of the audited financial statements at October 31, 2003 of the Company and its Subsidiaries and, only to the extent either included in the Closing Debt or reflected as a reduction to the Working Capital on the Final Closing Date Statement, expenses incurred in connection with the consummation of the transactions contemplated hereby, (d) contractual or other obligations of performance (other than obligations arising by reason of a default in performance) not required to be reflected in the Most Recent Company Financial Statements under GAAP consistently applied, (e) Taxes for which Seller is responsible pursuant to the express terms of this Agreement and (f) as otherwise disclosed in the various Schedules to this Agreement (except to the extent such matters are by the terms of any specific monetary, time period or materiality threshold expressly not required to be disclosed therein), the Company has no Liabilities.

TAXES AND TAX RETURNS.  Except as set forth on SCHEDULE 3.8:

                  (a) Each of the Company and its Subsidiaries has filed all Tax Returns that it was required to file under all applicable Legal Requirements. All Taxes due and owing by any of the Company and its Subsidiaries (whether or not shown on any Tax Return) have been paid. Neither the Company nor any of its Subsidiaries currently is the beneficiary of any extension of time within which to file any Tax Return. There are no Security Interests for Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or any of its Subsidiaries.

                  (b) Each of the Company and its Subsidiaries has withheld all Taxes required to have been withheld in connection with any amounts paid or


                                      20.

owing to any employee, independent contractor, creditor, stockholder, or other third party, and amounts so withheld have been paid to the appropriate Governmental Entity or accrued on the books and records of the Company or its Subsidiaries.

                  (c) No foreign, federal, state, or local tax audits or administrative or judicial Tax proceedings are being conducted with respect to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has received from any foreign, federal, state, or local taxing authority any (i) written notice indicating an intent to open an audit (ii) written request for information related to Tax matters, or (iii) written notice of deficiency or proposed adjustment relating to Taxes of the Company or any of its Subsidiaries, in each such case that is currently outstanding; SCHEDULE 3.8(C) lists all federal, state, local, and foreign income Tax Returns filed with respect to any of the Company and its Subsidiaries for taxable periods ended on or after December 31, 2000, indicates which of those Tax Returns that have been audited, and indicates which of those Tax Returns that currently are the subject of audit. Seller has previously delivered or made available to Buyer correct and complete copies of all federal income Tax Returns filed by the Company and its Subsidiaries for taxable years ended on or after December 31, 2000.

                  (d) Neither the Company nor any of its Subsidiaries (during the period of any such Subsidiaries' ownership by the Company) has waived in writing any statute of limitations in respect of Taxes or agreed in writing to any extension of time with respect to a Tax assessment or deficiency; in each case that is currently outstanding.

                  (e) Neither the Company nor any of its Subsidiaries is a party to any agreement, contract, arrangement or plan that, as a result of the transactions contemplated by this Agreement, will result in the payment of any "excess parachute payment" within the meaning of Code ss.280G. No amount will be required to be withheld under Code ss.1445 from the Purchase Price paid in accordance with this Agreement. Since January 1, 2000, neither the Company nor any of its Subsidiaries has been a member of an Affiliated Group filing a consolidated federal income Tax Return other than such a group the common parent of which is Seller.

                  (f) None of the Company and its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of tax accounting made on or prior to the Closing Date for a taxable period ending on or prior to the Closing Date;
(ii) "closing agreement" as described in Code ss.7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date other than unearned revenue (including money received for services not yet provided); or (iv) prepaid amount received on or prior to the Closing Date other than unearned revenue (including money received for services not yet provided).

                  (g) Neither the Company nor any of its Subsidiaries (during the period of any such Subsidiaries' ownership by the Company) has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Code ss.355.

                  (h) Each Affiliated Group has filed all material income Tax Returns that it was required to file for each taxable period during which any of the Company and its Subsidiaries was a member of the group.



                                      21.

                  (i) Since January 1, 1999, without regard to transactions contemplated by this Agreement, no Code ss.382 ownership change has occurred with respect to Seller, the Company or any of its Subsidiaries (during the period of any such Subsidiaries' ownership by the Company).

RECENT OPERATIONS AND CHANGES. Except as set forth on SCHEDULE 3.9, since the Most Recent Fiscal Year End, (a) there has not been nor does Seller have any Knowledge of any Basis which is reasonably likely to result in any Material Adverse Change to the Company, (b) the business affairs of the Company have been conducted, in all material respects, in the same manner as theretofore conducted and in the Ordinary Course of Business and specifically, without limiting the generality of the foregoing, since such date there have been no material changes to the customers, suppliers, sales, products, services, prices and/or the terms of sales of the Company, (c) no material Contract has been entered into by the Company, other than in the Ordinary Course of Business, and (d) specifically, without limitation of the foregoing, there have been no material sales, removals or transfers of inventory, machinery, fixtures or other tangible or intangible assets of any nature (other than in the Ordinary Course of Business).

RECENT CASUALTIES. Except as set forth on SCHEDULE 3.10, since the Most Recent Fiscal Year End, there has not been any material loss, damage or destruction to any of the Company's assets or properties, whether or not covered by or compensated under any insurance policy of the Company.

OTHER RECENT EVENTS. Except as set forth on SCHEDULE 3.11 hereto and except as expressly contemplated by this Agreement, since the Most Recent Fiscal Year End, the Company has not:

                  declared, made, set aside or paid any payment, dividend or other distribution of any nature in respect of any of its capital stock, nor has the Company, directly or indirectly, issued, redeemed, retired, purchased or otherwise acquired any of its shares of capital stock;

                  acquired all or substantially all of the stock or assets of any other Person, including any such acquisition structured as a merger or consolidation, or made any loan of money to or investment in any other
Person (other than loans and investments between the Company or a Subsidiary of the Company, on the one hand, and a Subsidiary of the Company, on the other hand);

         granted or permitted any Security Interest (other than Permitted Security Interests (as defined in Section 3.15)) on or respecting any of its assets, whether voluntarily or by operation of law;

         varied insurance coverage, in any material respect;

         changed its accounting or tax reporting principles, methods or policies;

         instituted or settled any material Legal Proceeding;

         altered or amended its charter documents or bylaws; or

         entered into, materially amended or terminated or waived any right with respect to any material Contract or License.


                                      22.

INTENTIONALLY OMITTED.

RELATED PARTY TRANSACTIONS. Except as set forth on SCHEDULE 3.13 and except for Monitoring Contracts, (a) there are no existing arrangements or agreements between the Company and its Subsidiaries, on the one hand, and Seller, its Affiliates (other than the Company and its Subsidiaries) and their officers, directors and significant shareholders, on the other hand (all of such matters described on SCHEDULE 3.13 occurring since December 31, 2001 are on terms no less favorable than those which would have prevailed in an arms length transaction), (b) no employee of the Company or its Subsidiaries has violated the published business policies of any third party with respect to gifts, services or corporate business practices, (c) the Company does not have any outstanding loans or other advances directly or indirectly to or from any current or former officer, director or employee of the Company or its Affiliates or any entity in which the Company or its Affiliates has a direct or indirect interest, other than travel and business expense advances in the Ordinary Course of Business, (d) neither the Company nor, to the Knowledge of Seller, any person acting on behalf of the Company has engaged in any business practice of the nature referred to in the Report of the SEC dated May 12, 1976, on Questionable and Illegal Corporate Payments & Practices, (e) since commencement of the period covered by the Company Financial Statements, the Company has not forgiven or canceled, without receiving full consideration, any Liabilities for Money Borrowed owing to it by any current or former officer, director or employee of the Company or of any Affiliate of the Company or by any Affiliate of the Company, or (f) neither the Company nor any Affiliate of the Company owns any direct or indirect interest of any kind in, or controls or is a director, officer, partner, employee, consultant or lender to or borrower from or has the right to participate in the profits of any Person which is (i) a competitor, supplier, customer, landlord, tenant, creditor or debtor of PSI, (ii) engaged in a business related to the business of PSI, or (iii) a participant in any transaction to which either the Company or PSI is a party.

DISCLOSURES AND MATERIAL FACTS. Neither this Agreement nor any Schedules or other documents or certificates to be furnished to Buyer pursuant hereto contain or will contain any untrue statement of a material fact or will omit to state a material fact necessary to make the factual statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Seller does not have Knowledge of any events, transactions or other facts which, either individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company.

TITLE TO PROPERTY. Except as set forth on SCHEDULE 3.15, the Company has good and marketable title to all assets and properties owned by it, and has a valid leasehold interest or other legal right to use all other assets and properties used by it in its business, free and clear of Security Interests, except for (i) Security Interests for Taxes and other governmental charges and assessments which are not yet due and payable, (ii) Security Interests of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like Security Interests arising in the Ordinary Course of Business for sums not yet due and payable and (iii) non-monetary Security Interests or imperfections on property which do not materially detract from the value of or significantly impair the existing use of the assets or property affected by such Security Interests or imperfections (the Security Interests referred to in subparts (i) -
(iii) above are collectively referred to as "PERMITTED SECURITY INTERESTS"). All of the Security Interests referred to in clause (iii) above are set forth in
SCHEDULE 3.15. Except as set forth on SCHEDULE 3.15, the Company does not own or lease any real or personal property.

MATERIAL CONTRACTS. Except for Monitoring Contracts, SCHEDULE 3.16 lists all of the Contracts to which the Company is a party or otherwise bound other than Contracts which (i) involve the payment or receipt by the Company of less than $2,000 per month and (ii) will terminate in accordance with their terms or are terminable by the Company, at its option, within sixty (60) days following the Closing Date. Seller has previously delivered or made available to Buyer copies of all written instruments evidencing the items listed in SCHEDULE 3.16.



                                      23.

MATTERS RESPECTING CONTRACTS AND COMMITMENTS. All of the Contracts listed in
SCHEDULE 3.16 are valid and binding obligations of the Company and, to the Knowledge of Seller, the other parties thereto, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles. Except as set forth on SCHEDULE 3.23, no event has occurred which would constitute any breach of or default in any provision of any such Contracts or which would permit the acceleration or termination of any obligation of the Company, or, to the Knowledge of Seller, any other party thereto or the creation of a Security Interest (other than a Permitted Security Interest) upon any asset of the Company, or which would give rise to any of the foregoing (as qualified by "Knowledge of Seller" with respect to breaches or defaults by a party to any such Contract other than the Company or an acceleration of any obligation by such other party) upon the giving of notice or lapse of time or both.

COMPLIANCE WITH LAWS; LITIGATION.

                  The Company has complied, in all material respects, with all applicable Legal Requirements (including with respect to its business, assets and business practices). The Company is not subject to any judicial, governmental or administrative Order.

         Except as set forth on Schedule 3.18(b), (i) no Legal Proceeding of any kind or nature or governmental or administrative investigation to which the Company or, to the Knowledge of Seller, any director or officer of the Company is a party is now pending or, to the Knowledge of Seller, threatened, and (ii) no claim which has ripened into a Legal Proceeding has been made or, to the Knowledge of Seller, threatened against the Company, in each case whether or not covered by insurance.

LICENSES. The Company has obtained all governmental and third party licenses, permits, approvals, authorizations, exemptions, classifications and certificates (collectively referred to herein as "LICENSES") necessary to the conduct of the Company's business or to the ownership of its properties, except for such Licenses as to which the failure to so own, hold or possess would not (a) materially impede the operations (as presently conducted) of the Company, (b) reasonably be expected to have a Material Adverse Effect on the Company or (c) result in any Liability to the Company. SCHEDULE 3.19 lists all of such Licenses, copies of which have been provided or made available to Buyer.

EMPLOYEES. Except as set forth on SCHEDULE 3.20, the Company has never had any employees, other than the corporate officers of the Company.

INSURANCE. SCHEDULE 3.21 contains a full, complete and accurate list of all policies of insurance insuring the Company, its directors, officers and employees or its assets against casualty, liability or other risks. All of the policies of insurance to be described therein (copies of which have been previously delivered or made available to Buyer) are in full force and effect as stated therein and the premiums therefor have been paid as they became due and payable and the Company is not in default of any provision thereof.

AUTHORITY. Seller has full corporate power, authority and legal capacity to enter into this Agreement and the other agreements, documents, instruments and certificates contemplated hereby (the "ANCILLARY AGREEMENTS") to which Seller is a party, and to consummate the transactions contemplated herein and therein.


                                      24.

This Agreement has been duly and validly executed and delivered by Seller and the Ancillary Agreements, upon execution by Seller, will have been duly and validly executed and delivered by Seller, and (assuming the valid authorization, execution and delivery by Buyer) each such agreement is or upon execution will be a valid and legally binding obligation of Seller, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles.

NONCONTRAVENTION. Except as set forth SCHEDULE 3.23 and subject to the provisions of Section 6.8 below, neither the execution, delivery and performance of this Agreement or the Ancillary Agreements, nor the consummation of the transactions contemplated herein or therein, will (a) conflict with, constitute or cause a breach, default or violation of the charter documents or bylaws of the Company or any of its Affiliates or any License or Contract to which the Company or any of its Affiliates is a party or is otherwise bound or any other covenant or obligation binding upon the Company or any of its Affiliates or affecting any of their assets or properties, (b) cause a Security Interest to attach to any of the assets or properties of the Company or its Affiliates, (c) result in the acceleration of or the right to accelerate any obligation under or the termination of or the right to terminate any such License or Contract, (d) require a consent of any Person, including any Governmental Entity, to prevent such breach, default, violation, Security Interest, acceleration, right or termination, or (e) violate any Legal Requirement of any Governmental Entity by which the Company or any of its Affiliates or any of their properties or assets are bound, except to the extent that (i) the failure to obtain any consent required under any such Contract, (ii) the acceleration of (or right to accelerate) any obligation or the termination of (or right to terminate) any such Contract, or (iii) any breach, default or violation under any such Contract, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

GOVERNMENTAL APPROVALS OF AGREEMENT. Subject to the provisions of Section 6.8 below, no approval of or filing with any Governmental Entity is necessary to authorize the execution and delivery of this Agreement and the Ancillary Agreements by the Seller or the consummation of the transactions contemplated herein and therein by the Seller.

BROKER'S FEES. Except with respect to arrangements to pay any brokerage or finder fees or commissions to Security Performance Partners, LLC (all of which Liabilities are the sole obligation of, and shall be timely paid by, Seller), none of the Seller, the Company or any of their Affiliates has any Liability to pay any fees or commissions to any broker, finder, financial advisor or agent (other than attorneys' fees and fees of accountants) with respect to the transactions contemplated by this Agreement.

                  REPRESENTATIONS AND WARRANTIES CONCERNING PSI

         Seller represents and warrants to Buyer as of the Closing Date as follows:

PARTNERSHIP ORGANIZATION. PSI is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware and has all requisite limited partnership power and authority to own, lease and operate its properties and to carry on its business as presently conducted. PSI is duly qualified or authorized to do business as a foreign limited partnership and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing would not materially impede the operations (as presently conducted) of PSI or could not reasonably be expected to have a Material Adverse Effect on PSI. SCHEDULE 4.1 sets forth a true, correct and complete list of each jurisdiction in which PSI is qualified or authorized to do business as a foreign company.


                                      25.

OTHER BUSINESSES. PSI does not own, directly or indirectly, any interest or have any investment in any Person. Without limiting the generality of the foregoing, PSI does not have any Subsidiaries.

CORPORATE RECORDS AND ACTIONS; BANK ACCOUNTS.

                  (a) Seller has delivered to Buyer true, correct and complete copies of (i) the Certificate of Limited Partnership of PSI (certified by the Secretary of State of Delaware) (the "CERTIFICATE OF LIMITED PARTNERSHIP") and
(ii) the Limited Partnership Agreement of PSI (certified by the Company as the sole general partner of PSI) (the "PARTNERSHIP AGREEMENT").

                  (b) To the extent required by applicable Legal Requirements and its Certificate of Limited Partnership and Partnership Agreement, all partnership action of PSI has been duly authorized and adopted by PSI's general partner and limited partners.

                  (c) SCHEDULE 4.3(C) sets forth a complete list certified by the controller of PSI containing the names of all banks or any other financial institutions which are depositories of funds of PSI and the names and locations of any institutions in which PSI may have safe deposit boxes and the names of the persons having access thereto.

FINANCIAL STATEMENTS. SCHEDULE 4.4(A) consists of copies of PSI's audited balance sheets as of December 31, 2002, 2001 and 2000 and the related audited statements of operations and partners' capital and cash flows for the fiscal years then ended and includes the notes thereto and the reports prepared in connection therewith by the independent certified public accountants which audited such financial statements. SCHEDULE 4.4(B) consists of copies of the internally prepared unaudited balance sheet of PSI as of October 31, 2003 and the related internally prepared unaudited statements of operations and partners' capital for the ten (10) months then ended (and as of December 31, 2002 and for the fiscal year ended December 31, 2002) (the "MOST RECENT PSI FINANCIAL STATEMENTS"). The financial statements set forth on SCHEDULES 4.4(A) and 4.4(B) are collectively referred to as the "PSI FINANCIAL STATEMENTS". The PSI Financial Statements:

         are true, complete and correct in all material respects as of the respective dates and for the respective periods stated above;

         have been prepared from the books and records of PSI;

         fairly present in accordance with GAAP the financial position and results of operations of PSI as of the respective dates and for the respective periods stated above and have been prepared pursuant to and in accordance with GAAP applied on a consistent basis, except (x) in the case of the PSI Financial Statements set forth on SCHEDULE 4.4(A), as expressly set forth in the notes thereto, (y) that the Most Recent PSI Financial Statements were prepared without footnotes and are subject to normal year-end adjustments, and (z) as otherwise set forth on SCHEDULE 4.4(A) or SCHEDULE 4.4(B); and

         as to the PSI Financial Statements set forth on SCHEDULE 4.4(A), have been audited in accordance with auditing standards generally accepted in the United States.


                                      26.

Except (a) as set forth on the Most Recent PSI Financial Statements or otherwise as set forth on SCHEDULE 4.4(C), (b) for Liabilities incurred in the Ordinary Course of Business since the Most Recent Fiscal Month End, (c) only to the extent either included in the Closing Debt or reflected as a reduction to the Working Capital on the Final Closing Date Statement, expenses incurred in connection with the consummation of the transactions contemplated hereby, (d) contractual or other obligations of performance (other than obligations arising by reason of a default in performance) not required to be reflected in the Most Recent PSI Financial Statements under GAAP consistently applied, (e) Taxes for which Seller is responsible pursuant to the express terms of this Agreement and
(f) as otherwise disclosed in the various Schedules to this Agreement (except to the extent such matters are by the terms of any specific monetary, time period or materiality threshold expressly not required to be disclosed therein), PSI has no Liabilities.

INTENTIONALLY OMITTED.

RECENT OPERATIONS AND CHANGES. Except as set forth on SCHEDULE 4.6, since the Most Recent Fiscal Year End, (a) there have not been nor does Seller have any Knowledge of any Basis which is reasonably likely to result in any Material Adverse Change to PSI, (b) the business affairs of PSI have been conducted, in all material respects, in the same manner as theretofore conducted and in the Ordinary Course of Business and specifically, without limiting the generality of the foregoing, since such date there have been no changes to the customers, suppliers, sales, products, services, prices and/or the terms of sales of PSI other than in the Ordinary Course of Business, (c) no material Contract has been entered into by PSI, other than in the Ordinary Course of Business, and (d) specifically, without limitation of the foregoing, there have been no material sales, removals or transfers of inventory, machinery, fixtures or other tangible or intangible assets of any nature (other than in the Ordinary Course of Business).

RECENT CASUALTIES. Except as set forth on SCHEDULE 4.7, since the Most Recent Fiscal Year End, there has not been any material loss, damage or destruction to any of PSI's assets or properties, whether or not covered by or compensated under any insurance policy of PSI.

OTHER RECENT EVENTS. Except as set forth on SCHEDULE 4.8 and except as expressly contemplated by this Agreement, since the Most Recent Fiscal Year End, PSI has not:

                  acquired all or substantially all of the stock or assets of any other Person, including any such acquisition structured as a merger or consolidation, or made any loan of money to or investment in any other Person (other than loans and investments between PSI, on the one hand, and the Company or a Subsidiary of the Company, on the other hand);

         granted or permitted any Security Interest (other than Permitted Security Interests) on or respecting any of its assets, whether voluntarily or by operation of law;

         raised salaries, hourly rates or the rate of bonuses or commissions or other compensation of its personnel or agents, except for normal increases in the Ordinary Course of Business;

         adopted or amended any bonus, profit sharing, compensation, stock option, stock purchase, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of employees;



                                      27.

         varied insurance coverage, in any material respect;

         changed its accounting or tax reporting principles, methods or policies;

         made or committed to make any capital expenditures or capital additions or betterments in excess of $5,000 individually or $25,000 in the aggregate (provided, however, that notwithstanding the introductory language of this Section 4.8, the representation set forth in this clause (g) shall be true and correct only since the Most Recent Fiscal Month End);

         instituted or settled any material Legal Proceeding; or

         altered or amended its Certificate of Limited Partnership or its Partnership Agreement.

INTENTIONALLY OMITTED.

TITLE TO AND CONDITION OF PROPERTY.

                  Except as set forth on SCHEDULE 4.10(A), PSI has good and marketable title to all items of personal property of any kind or nature owned by it, and has a valid leasehold interest or other legal right to use all other personal property used by it in its business, free and clear of all Security Interests, except for Permitted Security Interests. All Permitted Security Interests of the type described in clause (iii) of Section 3.15 above are set forth in SCHEDULE 4.10(A). All such items of personal property which, individually or in the aggregate, are material to the operation of the business of PSI are in good condition and in a state of good maintenance and repair, subject to ordinary wear and tear, and are suitable for the purposes for which they are presently used. SCHEDULE 4.10(A) also sets forth the manner in which each Security Interest described thereon is perfected, including all relevant filing information reasonably necessary to file a termination or release of each such Security Interest.

                           SCHEDULE 4.10(b) sets forth all leases of personal
property pursuant to which PSI is the lessee ("Personal
Property Leases") involving annual payments in excess of $2,000 and relating to personal property used in the business of PSI or to which PSI, as lessee, is a party or by which the properties or assets of PSI, as lessee thereunder, is bound. Seller has previously delivered or made available to Buyer true, correct and complete copies of the Personal Property Leases, together with all amendments, modifications or supplements thereto.

                           PSI has a valid leasehold interest under each of the
Personal Property Leases under which it is a lessee and there is no default under any Personal Property Leases by PSI or, to the Knowledge of Seller, by any other party thereto, and no event has occurred that with the lapse of time or giving of notice or both would constitute a default thereunder by PSI, or to the Knowledge of Seller, any other party thereto. All of the items of personal property used by PSI under the Personal Property Leases are in good condition and repair, subject to ordinary wear and tear, and are suitable for the purposes for which they are presently used.

CONDITION AND EXTENT OF PROPERTY. In accordance with and to the extent required by any lease of real property to which PSI is a party, PSI has maintained all buildings (or portions thereof) leased by PSI and improvements thereon used by PSI in good operating condition and repair (subject to normal wear and tear). Such leased real property and improvements are adequate and sufficient to carry on the business of PSI as presently conducted.



                                      28.

REAL PROPERTY.

                  Schedule 4.12(a) lists by street address all real property and the ownership thereof which is leased or used by PSI in its business or in which PSI has an interest (collectively, the "Properties"). PSI does not own nor has it previously owned any real property. Seller has previously provided or made available to Buyer (i) all leases (including all amendments and modifications thereto) to all Properties, and (ii) all existing title insurance policies, legal opinions, title reports, appraisals, surveys, building plans and such other similar materials and instruments applicable to such Properties in the possession of PSI or any of its Affiliates. True and complete copies of the items listed and described on Schedule 4.12(a) have been previously delivered or made available to Buyer prior to the Closing. PSI does not own, lease or use any real property other than the Properties listed on Schedule 4.12(a).

                           Except as set forth on Schedule 4.12(b), PSI has a
valid and enforceable leasehold interest in all Properties leased by it, free and clear of all Security Interests, except for Permitted Security Interests. Except as set forth on Schedule 4.12(b), to the Knowledge of Seller, the rights of PSI under such leasehold estates are not subordinate to, or defeasible by, any Security Interests on the subject real estate, or any prior lease thereon. There are no defaults under any such leases by PSI or, to the Knowledge of Seller, by any other party thereto, and no event has occurred that with the lapse of time or giving of notice or both would constitute a default thereunder by PSI, or to the Knowledge of Seller, the other party thereto.

                           To the extent currently leased or used by PSI, the
Properties are served by all utilities, including water, sewage, gas, waste disposal, electricity and telephone necessary in accordance with past practices for the operation of such Properties by PSI.

                           The Properties constitute all interests in real
property currently used or currently held for use in connection with the business of PSI.

                           Neither Seller nor any of its Affiliates has received
 any notice from any insurance company that has issued a policy of insurance with respect to any of the Properties requiring performance of any structural or other repairs or alterations to any Property.

                           PSI does not own or hold, nor is obligated under or a
party to, any option, right of first refusal or other contractual right to purchase, acquire, sell, assign or dispose of any real estate or any portion thereof or interest therein.

                           No Governmental Entity having jurisdiction over the
Properties has, nor has any other Person, given any notice to Seller or any of its Affiliates of a possible future imposition of assessments affecting the Properties or to exercise the power of eminent domain, and Seller has no Knowledge of any such contemplated actions.

REAL PROPERTY COMPLIANCE WITH ENVIRONMENTAL AND OTHER LAWS. The use of the Properties by PSI and the conduct of the business of PSI thereon have not violated, and based upon present uses of such Properties by PSI do not violate, any Legal Requirements (except for violations of an immaterial nature which will


                                      29.

not result in any Liability to PSI or to Buyer). PSI has utilized, handled, stored, delivered for disposal, disposed of and transported all wastes, whether hazardous or not, in full compliance with all Legal Requirements and so as not to contaminate any of the Properties or any other properties (except for contaminations of an immaterial nature which will not result in any Liability to PSI or to Buyer) and so as not to give rise to any reporting, remediation or clean-up obligation under any Legal Requirement. The Properties, including buildings, fixtures, machinery, equipment and inventory, have not been contaminated, tainted or polluted, nor will such Properties or assets become contaminated, tainted or polluted, as a result of activities conducted by PSI.

MATERIAL CONTRACTS. Except for Monitoring Contracts, SCHEDULE 4.14 lists all of the Contracts to which PSI is a party or otherwise bound other than Contracts which (i) involve the payment or receipt by PSI of less than $2,000 per month and (ii) will terminate in accordance with their terms or are terminable by PSI, at its option, within sixty (60) days following the Closing Date. Seller has previously delivered or made available to Buyer copies of all written instruments evidencing the items listed in SCHEDULE 4.14 and copies of all of the forms of written Monitoring Contracts and product warranties used by PSI at any time during the last five (5) years.

MATTERS RESPECTING CONTRACTS AND COMMITMENTS. All of the Contracts listed in
SCHEDULE 4.14 are valid and binding obligations of PSI, and to the Knowledge of Seller, the other parties thereto, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles. Except as set forth in SCHEDULE 4.27, no event has occurred which would constitute any breach of or default in any provision of any such Contracts or which would permit the acceleration or termination of any obligation of PSI, or, to the Knowledge of Seller, any other party thereto or the creation of a Security Interest (other than a Permitted Security Interest) upon any asset of PSI, or which would give rise to any of the foregoing (as qualified by "Knowledge of Seller" with respect to breaches or defaults by a party other than PSI or an acceleration of any obligation by such other party) upon the giving of notice or lapse of time or both. Except as set forth on
SCHEDULE 4.14, no approval or consent of any Person is needed in order for the Contracts listed on SCHEDULE 4.14 and each of the Monitoring Contracts listed on
SCHEDULE 2.4(A) and SCHEDULE 2.4(B) to continue in full force and effect immediately following the consummation of the transactions contemplated by this Agreement. PSI has not waived any material right with respect to any Contract listed on SCHEDULE 4.14.

INTENTIONALLY OMITTED.

COMPLIANCE WITH LAWS; LITIGATION.

         PSI has complied, in all material respects, with all applicable Legal Requirements (including with respect to its business, assets, business practices, products and services). PSI is not subject to any judicial, governmental or administrative Order.

         Except as set forth on Schedule 4.17(b), (i) no Legal Proceeding of any kind or nature or governmental or administrative investigation to which PSI or, to the Knowledge of Seller, any partners, officers or key employees of PSI is a party is now pending or, to the Knowledge of Seller, threatened, and (ii) no claim which has ripened into a Legal Proceeding has been made or, to the Knowledge of Seller, threatened against PSI, in each case whether or not covered by insurance.


                                      30.

LICENSES. PSI has obtained all Licenses necessary to the conduct of PSI's business or to the ownership of its properties, except for such Licenses as to which the failure to so own, hold or possess would not (a) materially impede the operations (as presently conducted) of PSI, (b) reasonably be expected to have a Material Adverse Effect on PSI or (c) result in any Liability to PSI. SCHEDULE
4.18 lists all such Licenses, true and correct copies of which have been provided or made available to Buyer. PSI has not waived any material right with respect to any License listed on SCHEDULE 4.18.

PAYABLES. All accounts payable of PSI reflected in the balance sheet of PSI as of the Most Recent Fiscal Month End or arising after the date thereof are the result of bona fide transactions in the Ordinary Course of Business.

PRODUCT LIABILITY AND WORKING CONDITIONS. Except as described in SCHEDULE 4.20 and except to the extent covered by insurance that has been maintained by Seller, any Subsidiary of Seller, the Company or PSI, to the Knowledge of Seller, PSI has no Liability arising out of (a) defective products (including liability on account of product warranties) or services other than repairs to be made in the Ordinary Course of Business, or (b) any injury to individuals or property as a result of the ownership, possession or use of any product manufactured, sold, leased, provided or performed by or on behalf of PSI at any time prior to the Closing. Except to the extent covered by insurance that has been maintained by Seller, any Subsidiary of Seller, the Company or PSI, PSI does not have any Liability arising out of working conditions of PSI as they existed at any time prior to the Closing.

LABOR RELATIONS; EMPLOYEE BENEFIT PLANS.

                  (a) Except as described in SCHEDULE 4.21(A), no employees of PSI are represented by a union or other labor organization. PSI has complied, in all material respects, with all applicable Legal Requirements affecting employment and employment practices, terms and conditions of employment and wages and hours, and has not engaged in any unfair labor practice. To the Knowledge of Seller, there has been no complaint alleging unfair labor practices against PSI filed with the National Labor Relations Board. There has been no labor strike, dispute, slowdown or stoppage pending or, to the Knowledge of Seller, threatened against or affecting PSI. There has been no grievance or arbitration proceeding against PSI arising out of or under a collective bargaining agreement and, to the Knowledge of Seller, no Basis therefor exists. No agreement which is binding on PSI restricts PSI from relocating or closing any of its operations. PSI has not experienced any work stoppage, strike, picketing or boycott since January 1, 1998. There are no Employee Benefit Plans of PSI or of any entities related to PSI such that they are described in Sections 414(b), (c), or (m) of the Code (the "ERISA AFFILIATES") which provide benefits to any employee or former employee of PSI and which are subject to the provisions of ERISA, other than those which are listed and included as part of
SCHEDULE 4.21(B). Except as described on SCHEDULE 4.21(C), PSI has not maintained since January 1, 1994 a defined benefit Employee Pension Benefit Plan which is or was subject to Title IV of ERISA; PSI has not been required to contribute to any Multiemployer Plan during the last three years; and PSI does not offer health benefits to retirees, other than continuation coverage pursuant to ERISA Sections 601 - 609. SCHEDULE 4.21(D) lists and describes all of the Employee Welfare Benefit Plans and Employee Pension Benefit Plans of PSI which have been terminated since January 1, 1994. To the extent required by Legal Requirements, the terminations of all such Employee Pension Benefit Plans have been approved by the Internal Revenue Service and, in the case of any defined benefit pension plan, by the Pension Benefit Guaranty Corporation, and copies of any determination letters or "notices of deficiency" issued by the Internal Revenue Service with respect to any Employee Pension Benefit Plans are attached as SCHEDULE 4.21(E). None of PSI or its ERISA Affiliates has incurred any


                                      31.

Liability under or arising out of Title IV of ERISA, and no fact or event exists that would reasonably be expected to result in such a Liability. None of the assets of PSI is the subject of any Security Interest arising under Section 302(f) of ERISA or Section 412(n) of the Code and none of PSI or its ERISA Affiliates has been required to post any security under Section 307 of ERISA or
Section 401(a)(29) of the Code with respect to any Employee Pension Benefit Plan, and no fact or event exists that would reasonably be expected to give rise to any such Security Interest or requirement to post any such security.

                  (b) SCHEDULE 2.9 hereto is a complete and correct list of all severance obligations of the Company and its Subsidiaries under the Severance Agreements.

INVENTORIES RESERVES. Adequate reserves have been reflected in the Most Recent PSI Balance Sheet and will be reflected in the Final Closing Date Statement for shorts, slow-moving, obsolete or otherwise unusable inventory, which reserves were, and as of the Closing Date will be, adequate and were calculated in a manner consistent with past practice and in accordance with GAAP.

ACCOUNTS RECEIVABLE RESERVES. Adequate reserves have been reflected in the Most Recent PSI Balance Sheet and will be reflected in the Final Closing Date Statement for returns, discounts, chargebacks, unauthorized deductions or doubtful accounts reflected thereon, which reserves were, and as of the Closing Date will be, adequate and were calculated in a manner consistent with past practice and in accordance with GAAP.

PROPRIETARY RIGHTS. All registered copyrights, patents, invention disclosures, domain names, trademarks, trade names and service marks, and all applications therefor that are pending or in the process of preparation, in the United States and in foreign countries (the "REGISTERED RIGHTS"), to the extent directly or indirectly owned, licensed, used, required for use or controlled in whole or in part by PSI (or, to the extent involving PSI, owned, licensed or controlled in whole or in part by any Affiliate of PSI or any present or former officer or other employee of PSI or its Affiliate), are listed in SCHEDULE 4.24. SCHEDULE
4.24 also lists all licenses and other Contracts allowing PSI to use Rights (as defined below) of third parties in the United States or foreign countries (the "RIGHTS LICENSES"). SCHEDULE 4.24 is, in all material respects, a complete and accurate list of all Registered Rights and Rights under Rights Licenses in which PSI has any direct or indirect interest. Except as set forth in SCHEDULE 4.24,
(a) PSI is the sole and exclusive owner of its Rights (other than Rights under Rights Licenses) free and clear of any Security Interests (other than Permitted Security Interests), licenses or sublicenses, and no governmental registration of any of the Registered Rights owned by PSI has lapsed, expired or been canceled, abandoned, opposed or is the subject of a re-examination request, (b) there have been no claims against PSI or its Affiliates and, to the Knowledge of Seller, there is no Basis for any claim, challenging the scope, validity or enforceability of any of the Rights owned or licensed by PSI and no fees, royalties or other payments by PSI are required in connection with the use of the Rights by PSI, (c) there are no instances where it has been held, claimed or alleged, whether directly or indirectly, and Seller does not have any Knowledge of any Basis upon which a claim may be made, that any activity of PSI infringes upon the Rights of any third party or that any activity of any third party infringes upon any of the Rights of PSI. Except as set forth in SCHEDULE 4.24, PSI has been and is now conducting its business in a manner which has not been and is not now in violation of any Right of another and, except for the Rights Licenses, does not require a license or other proprietary right from another Person to so operate its business. PSI owns or licenses all Rights necessary for the conduct of its business as now conducted, and PSI has not forfeited or otherwise relinquished any such Rights necessary for the conduct of its business as currently conducted. "Rights" means copyrights, patents, trademark, trade names, service marks domain names and other proprietary intellectual property rights, whether registered or held under common law.



                                      32.

COMPENSATION AND OTHER BENEFITS. Seller has previously delivered or made available to Buyer the names, positions and annual salaries of the twenty highest paid employees of PSI (based on current salaries and not including employees paid on a commission basis) together with the amount of bonuses and description of agreements or arrangements for commissions and other compensation or benefits of any nature to be paid or provided to any of such persons pursuant to agreement, custom or present understanding. Except for group policies included in SCHEDULE 4.26, there is no insurance policy on the life of any of such person, the premium for which is paid, or contributed to, by PSI or the Company.

INSURANCE. SCHEDULE 4.26 contains a full, complete and accurate list of all policies of insurance insuring PSI, its officers, managers and employees or its assets against casualty, liability or other risks. All of the policies of insurance to be described therein (copies of which have been previously delivered or made available to Buyer) are in full force and effect as stated therein and the premiums therefor have been paid as they became due and payable and PSI is not in default of any provision thereof.

NONCONTRAVENTION. Except as set forth in SCHEDULE 4.27 and subject to the provisions of Section 6.8 below, neither the execution, delivery and performance of this Agreement or the Ancillary Agreements, nor the consummation of the transactions contemplated herein or therein, will (a) conflict with, constitute or cause a breach, default or violation of the Certificate of Limited Partnership or the Partnership Agreement, any License or Contract to which PSI is a party or is otherwise bound or any other covenant or obligation binding upon PSI or affecting any of its assets or properties, (b) cause a Security Interest to attach to any of the assets or properties of PSI, (c) result in the acceleration of or the right to accelerate any obligation under or the termination of or the right to terminate any such License or Contract, (d) require a consent of any Person, including any Governmental Entity, to prevent such breach, default, violation, Security Interest, acceleration, right or termination, or (e) violate any Legal Requirement of any Governmental Entity by which PSI or any of PSI's properties or assets are bound, except to the extent that (i) the failure to obtain any consent required under any such Contract,
(ii) the acceleration of (or right to accelerate) any obligation or the termination of (or right to terminate) any such Contract, or (iii) any breach, default or violation under any such Contract, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on PSI.


   REPRESENTATIONS AND WARRANTIES CONCERNING OTHER SUBSIDIARIES OF THE COMPANY

         Seller represents and warrants to Buyer as of the Closing Date as follows:

CORPORATE ORGANIZATION. Each of the Corporate Limited Partners is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Everest is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. Everest has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as presently conducted and each of the Corporate Limited Partners has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted. Each of the Corporate Limited Partners and Everest is duly qualified or authorized to do business as a foreign Person and is in good standing under the laws of each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in


                                      33.

good standing would not materially impede the operations (as presently conducted) of such Person or could not reasonably be expected to have a Material Adverse Effect on such Person. SCHEDULE 5.1 sets forth a true, correct and complete list of each jurisdiction in which Everest and each of the Corporate Limited Partners is qualified or authorized to do business as a foreign Person.

LIABILITIES. Except (a) as set forth on the Most Recent Company Financial Statements or otherwise as set forth on SCHEDULE 3.7(C), (b) for Liabilities incurred in the Ordinary Course of Business since the Most Recent Fiscal Month End, (c) only to the extent either included in the Closing Debt or reflected as a reduction to the Working Capital on the Final Closing Date Statement, expenses incurred in connection with the consummation of the transactions contemplated hereby, (d) contractual or other obligations of performance (other than obligations arising by reason of a default in performance) not required to be reflected in the Most Recent Company Financial Statements under GAAP, (e) Taxes for which Seller is responsible pursuant to the express terms of this Agreement and (f) as otherwise disclosed in the various Schedules to this Agreement (except to the extent such matters are by the terms of any specific monetary, time period or materiality threshold expressly not required to be disclosed therein), none of the Corporate Limited Partners has any Liabilities. Notwithstanding the foregoing, no representation or warranty is made pursuant to this paragraph with respect to any matter that is specifically addressed by another representation or warranty contained in this Agreement.

TITLE TO PROPERTY. SCHEDULE 5.3 sets forth each Corporate Limited Partner's percentage limited partnership interest in PSI. Except as set forth on SCHEDULE 5.3, each of the Corporate Limited Partners has good and marketable title to all assets and properties owned by it, and has a valid leasehold interest or other legal right to use all other assets and properties used by it in its business, free and clear of Security Interests, except for Permitted Security Interests. All Permitted Security Interests of the type described in clause (iii) of
Section 3.15 above are set forth in SCHEDULE 5.3. None of the Corporate Limited Partners owns or leases any real or personal property.

MATERIAL CONTRACTS. Except for the Partnership Agreement, SCHEDULE 5.4 lists all of the Contracts to which any of the Corporate Limited Partners or Everest is a party or otherwise bound other than Contracts which (i) involve the payment or receipt by a Corporate Limited Partner or Everest of less than $2,000 per month and (ii) will terminate in accordance with its terms or are terminable by Corporate Limited Partner or Everest, at its option, within sixty (60) days following the Closing Date. Seller has previously delivered or made available to Buyer copies of all written instruments evidencing the items listed in SCHEDULE 5.4.

MATTERS RESPECTING CONTRACTS AND COMMITMENTS. All of the Contracts listed in
SCHEDULE 5.4 are valid and binding obligations of the Corporate Limited Partners or Everest, as applicable, and, to the Knowledge of Seller, the other parties thereto, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles. Except as set forth on SCHEDULE 5.10, no event has occurred which would constitute any breach of or default in any provision of any such Contracts or which would permit the acceleration or termination of any obligation of a Corporate Limited Partners or Everest or, to the Knowledge of Seller, any other party thereto or the creation of a Security Interest (other than a Permitted Security Interest) upon any asset of a Corporate Limited Partners or Everest, or which would give rise to any of the foregoing (as qualified by "Knowledge of Seller" with respect to breaches or defaults by a party other than the Corporate Limited Partners or Everest or an acceleration of any obligation by such other party) upon the giving of notice or lapse of time or both.



                                      34.

COMPLIANCE WITH LAWS; LITIGATION.

         Each of the Corporate Limited Partners and Everest has complied, in all material respects, with all applicable Legal Requirements (including with respect to its business, assets and business practices). None of the Corporate Limited Partners or Everest is subject to any judicial, governmental or administrative Order.

         Except as set forth on Schedule 5.6(b), (i) no Legal Proceeding of any kind or nature or governmental or administrative investigation to which any Corporate Limited Partner or Everest or, to the Knowledge of Seller, any director or officer of any Corporate Limited Partner or Everest is a party is now pending or, to the Knowledge of Seller, threatened, and (ii) no claim which has ripened into a Legal Proceeding has been made or, to the Knowledge of Seller, threatened against any Corporate Limited Partner or Everest, in each case whether or not covered by insurance.

LICENSES. Each of the Corporate Limited Partners and Everest has obtained all Licenses necessary to the conduct of its business or to the ownership of its properties, except for such Licenses as to which the failure to so own, hold or possess would not (a) materially impede the operations (as presently conducted) of the Corporate Limited Partners or Everest, (b) reasonably be expected to have a Material Adverse Effect on the Corporate Limited Partners or Everest or (c) result in any Liability to the Corporate Limited Partners or Everest. SCHEDULE
5.7 lists all of such Licenses, copies of which have been provided or made available to Buyer.

EMPLOYEES. Except as set forth on SCHEDULE 5.8, during the period that each Corporate Limited Partner has been a Subsidiary of the Company, such Corporate Limited Partner has not had any employees, other than the corporate officers of such Corporate Limited Partner.

INSURANCE. SCHEDULE 5.9 contains a full, complete and accurate list of all policies of insurance insuring each of the Corporate Limited Partners, its directors, officers and employees or its assets against casualty, liability or other risks. All of the policies of insurance to be described therein (copies of which have been previously delivered or made available to Buyer) are in full force and effect as stated therein and the premiums therefor have been paid as they became due and payable and each such Corporate Limited Partner is not in default of any provision thereof.

NONCONTRAVENTION. Except as set forth in SCHEDULE 5.10 and subject to the provisions of Section 6.8, neither the execution, delivery and performance of this Agreement or the Ancillary Agreements, nor the consummation of the transactions contemplated herein or therein, will (a) conflict with, constitute or cause a breach, default or violation of the charter documents of any of the Corporate Limited Partners or Everest, any License or Contract to which any of the Corporate Limited Partners or Everest is a party or is otherwise bound or any other covenant or obligation binding upon or affecting any of their assets or properties, (b) cause a Security Interest to attach to any of the assets or properties of any Corporate Limited Partner or Everest, (c) result in the acceleration of or the right to accelerate any obligation under or the termination of or the right to terminate any such License or Contract, (d) require a consent of any Person, including without limitation, any Governmental Entity, to prevent such breach, default, violation, Security Interest, acceleration, right or termination, or (e) violate any Legal Requirement of any


                                      35.

Governmental Entity by which any Corporate Limited Partner or Everest or any of their properties or assets are bound, except to the extent that (i) the failure to obtain any consent required under any such Contract, (ii) the acceleration of (or right to accelerate) any obligation or the termination of (or right to terminate) any such Contract, or (iii) any breach, default or violation under any such Contract, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any of the Corporate Limited Partners or Everest.


                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Seller as of the Closing Date as follows:

ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

AUTHORITY; ENFORCEABILITY. Buyer has full corporate power to enter into this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated herein. This Agreement has been duly and validly executed and delivered by Buyer and the Ancillary Agreements, upon execution by Buyer, will have been duly and validly executed and delivered by Buyer, and (upon the valid authorization, execution and delivery by Seller) each such agreement is or upon execution will be a valid and legally binding obligation of Buyer, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles.

NONCONTRAVENTION. Neither the execution, delivery and performance of this Agreement or the Ancillary Agreements, nor the consummation of the transactions contemplated herein or therein, will (a) conflict with, constitute or cause a breach, default or violation of the charter documents or bylaws of Buyer or any of its Affiliates, (b) require a consent of any Person, including any Governmental Entity, to prevent a breach, default or violation, or (c) violate any Legal Requirement of any Governmental Entity by which the Buyer or any of its Affiliates is bound.

GOVERNMENTAL APPROVALS. No approval of or filing with any Governmental Entity is necessary to authorize the execution of this Agreement by Buyer or the consummation of the transactions contemplated herein by Buyer.

BROKER'S FEES. Buyer has no Liability to pay any fees or commissions to any broker, finder, financial advisor or agent (other than attorneys' fees and fees of accountants) with respect to the transactions contemplated by this Agreement.

NO VIOLATIONS, LITIGATION OR REGULATORY ACTION. As of the Closing Date, there are no lawsuits, claims, proceedings or investigations pending, or the knowledge of Buyer (which for this purpose means the actual knowledge of Timothy McGinn, Tom Few, Sr. and Mary Ann McGinn), threatened against Buyer or its Affiliates which (i) would reasonably be expected to impair the ability of Buyer to perform its obligations under this Agreement or the Ancillary Agreements, (ii) would reasonably be expected to prevent the consummation of any of the transactions contemplated hereby, or (iii) questions the legality or propriety of the transactions contemplated by this Agreement or any Ancillary Agreement.



                                      36.

INVESTMENT INTENT; OPPORTUNITY TO INVESTIGATE. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Shares and the consummation of the other transactions contemplated by this Agreement. Buyer confirms that Seller has made available to Buyer the opportunity to ask questions of the officers and management employees of Seller and to acquire additional information about the Company and its Subsidiaries. Buyer is acquiring the Shares for an investment and not with a view toward or for the sale in connection with any distribution thereof, or with any present intention of distributing or selling the Shares. Buyer agrees that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act except pursuant to an exemption from such registration available under such Act, and without compliance with state securities laws to the extent applicable.

ACKNOWLEDGEMENT. Buyer acknowledges and agrees that, notwithstanding anything contained in this Agreement (including any representations or warranties or Schedules) or any Ancillary Agreement to the contrary, Seller is not making any representation or warranty regarding (i) the effect(s) of the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby on any Governmental Entity issued License issued to the Company or to which the Company or any of its Subsidiaries (including PSI) is a party (each, a "COMPANY LICENSE") and/or (ii) whether the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby on any Company License requires the consent or the giving of notice to any Governmental Entity or will result in a default, violation, breach or the termination (or right to terminate) of any such Company License or acceleration (or right to accelerate) any obligation under any such Company License.


                                 INDEMNIFICATION

SELLER INDEMNITIES. Seller shall indemnify, defend and hold harmless Buyer and Buyer's current and future Affiliates and Affiliated Parties (the "BUYER INDEMNIFIED PARTIES") from, against and with respect to any claim, liability, obligation, loss, damage, assessment, judgment, settlement, cost and expense, reasonable attorneys' and accountants' fees, and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand (individually, a "LOSS" and collectively, "LOSSES"), of any kind or character (except as set forth in
Section 7.7(g)), arising out of or in any manner incident, relating or attributable to (a) any inaccuracy in any representation or breach of any warranty of Seller contained in this Agreement, the Ancillary Agreements or in any certificate, instrument of transfer or other document or agreement executed by Seller in connection with this Agreement or otherwise made or given in connection with this Agreement (together with this Agreement and the Ancillary Agreements, the "SELLER AGREEMENTS"), (b) any failure by Seller to perform or observe, or to have performed or observed, in full, any covenant or agreement to be performed or observed by Seller under any Seller Agreements, (c) Environmental Liabilities, (d) the enforcement of Buyer's rights against Seller under any Seller Agreements (if Buyer is deemed by the applicable court to be the prevailing party in any such enforcement or if any Losses are paid by Seller under this Article 7 respecting such enforcement), (e) any Liabilities under, respecting or arising from (i) that certain Loan Agreement dated as of April 30, 1999, as amended, among PSI, Key Corporate Capital Inc., as agent, and the other parties thereto, (ii) the ISDA Master Agreement with KCCI, dated as of July 19, 2001 or (iii) any and all other documents described as loan documents in, or otherwise evidencing, securing or in any way related to said Loan Agreement or said Master Agreement, (f) any of the matters set forth on SCHEDULE 4.17(B) hereto, (g) any claim, demand or allegation by any third party relating to any of the foregoing, or (h) the failure of Walter Breese to deliver the original promissory note described on SCHEDULE 2.5(A) stamped or marked paid in full following payment of the amount set forth on SCHEDULE 2.5(A) in respect thereof.


                                      37.

BUYER'S OFFSET RIGHTS. To the extent that a Buyer Indemnified Party has any Loss for which it is entitled to be indemnified pursuant to the terms and subject to the limitations set forth in Section 7.1 above, Buyer may in its sole discretion, but shall not be under any obligation to, obtain payment for any such Loss by virtue of an offset against any amount or other consideration owed by Buyer to Seller under this Agreement, including the Attrition Holdback Amount, or any of the Ancillary Agreements, provided that notice of a claim for indemnification is given by Buyer under Section 7.6 below and the notice specifies that payment will be sought in part or in whole as an offset. Neither the exercise of nor the failure to give a claim notice under Section 7.6 which seeks an offset shall constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to Buyer under this Agreement, under any other of the Seller Agreements or under law or in equity. If the amount of such Loss is not fully liquidated at the time the claim for indemnification is made, then the amount being claimed as an offset shall continue to be held by Buyer until the earlier of the date when (a) Seller and Buyer mutually agree upon the use and disposition of the offset funds, or
(b) the amount of the Loss is fully liquidated and paid to Buyer from the offset and/or directly from Seller. As used in this Section 7.2, a third party claim shall not be considered liquidated until it has been finally resolved, whether by settlement or compromise, negotiation, final judgment (including all appeals) or otherwise in accordance with the procedures set forth in Section 7.6 below.

REPRESENTATIONS AND WARRANTIES OF SELLER. The representations and warranties contained in this Agreement and in any of the other Seller Agreements to be delivered at the Closing, and the obligations of Seller pursuant to Section 7.1 above, shall, except as otherwise provided in this Section 7.3, survive the Closing Date. The obligations of the Selling Parties pursuant to Section 7.1(a) above, and, to the extent related to any inaccuracy in any representation or breach of any warranty contained in this Agreement, pursuant to Sections 7.1(d) and (g) above, shall survive with respect to each representation and warranty made by Seller herein or therein for the same period of time as that during which the associated representation or warranty survives. Notwithstanding the expiration of any period limiting the duration of the obligations of Seller under Section 7.1(a) above, and, to the extent related to any inaccuracy in any representation or breach of any warranty contained in this Agreement, pursuant to Sections 7.1(d) and (g) above, such obligations shall continue with respect to all claims as to which Buyer has given Seller notice prior to such expiration date until the obligations of Seller shall have been finally determined pursuant to this Article 7. Notwithstanding anything to the contrary contained in this Agreement or in the other Seller Agreements, all representations and warranties by Seller contained herein and in the other Seller Agreements shall survive the Closing Date (a) until the expiration of all applicable statute of limitations under the Code, as to those representations and warranties contained in Sections
3.8 and 4.13 above or any representations and warranties otherwise relating to the matters described in Sections 3.8 and 4.13 above, and (b) for a period expiring eighteen (18) months after the Closing Date as to all other representations and warranties of Seller contained in this Agreement or in any of the other Seller Agreements, other than the representations and warranties contained in Sections 3.6, 3.15 and 3.22, and, to the extent related to title to property, Sections 4.10 and 5.3, which shall not expire and shall continue forever.



                                      38.

SURVIVAL OF BUYER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Buyer contained in this Agreement or in any of the other Buyer Agreements, and the obligations of Buyer pursuant to Section 7.5 below, shall, except as otherwise provided in this Section 7.4, survive the Closing Date. Buyer's obligations pursuant to Section 7.5(a) below, and, to the extent related to any inaccuracy in any representation or breach of any warranty contained in this Agreement, pursuant to Sections 7.5(c) and (d) below, shall survive with respect to each representation and warranty made by Buyer in the Buyer Agreements for the same period of time as that during which the associated representation or warranty survives. Notwithstanding the expiration of any period limiting the duration of the obligations of Buyer pursuant to Section 7.5(a) below, and, to the extent related to any inaccuracy in any representation or breach of any warranty contained in this Agreement, under Sections 7.5(c) and
(d) below, such obligations shall continue with respect to all claims as to which Seller has given Buyer notice prior to such expiration date until the obligations of Buyer shall have been finally determined pursuant to this Article
7. Notwithstanding anything to the contrary contained in the Buyer Agreements, all representations and warranties by Buyer contained in the Buyer Agreements shall survive for a period of eighteen (18) months after the Closing Date, other than the representations and warranties contained in Section 6.2 which shall not expire and shall continue forever.

BUYER INDEMNITIES. Buyer shall indemnify, defend and hold harmless Seller and its respective Affiliates (the "SELLER INDEMNIFIED PARTIES") from, against and with respect to any Loss of any kind or character (except as set forth in Section 7.7(g)), arising out of or in any manner incident, relating or attributable to (a) any inaccuracy in any representation or breach of any warranty of Buyer contained in this Agreement, the Ancillary Agreements or in any certificate, instrument of transfer or other document or agreement executed by Buyer in connection with this Agreement or otherwise made or given in connection with this Agreement (together with this Agreement and the Ancillary Agreements, the "BUYER AGREEMENTS"), (b) any failure by Buyer to perform or observe, or to have performed or observed, in full, any covenant or agreement to be performed or observed by Buyer under any Buyer Agreements, (c) the enforcement of the rights of Seller under this Agreement (if Seller is deemed by the applicable court to be the prevailing party in any such enforcement or if any Losses are paid by Buyer under this Article 7 respecting such enforcement), or (d) any claim, demand or allegation by any third party relating to any of the foregoing.

NON-TAX INDEMNIFICATION PROCEDURES. If either the Buyer Indemnified Parties, on the one hand, or the Seller Indemnified Parties, on the other hand, as the case may be (the "INDEMNITEE"), has a claim or potential claim or receives notice of any claim or potential claim or the commencement of any action or proceeding that could give rise to an obligation on the part of Seller, on the one hand, or Buyer, on the other hand, as the case may be, to provide indemnification (the "INDEMNIFYING PARTY") pursuant to Sections 7.1 or 7.5, Buyer, on behalf of the Buyer Indemnified Parties, and Seller, on behalf of the Seller Indemnified Parties, shall promptly give the Indemnifying Party notice thereof. Such notice shall describe the claim in reasonable detail, shall indicate the amount (estimated if necessary) of the Losses that has been or may be sustained by the Indemnitee and shall be accompanied by supporting documentation, if any. In order for an Indemnitee to be entitled to indemnification provided for under this Agreement in respect of, arising out of, or involving a claim or demand made by third Person against the Indemnitee (a "THIRD PERSON CLAIM"), such Indemnitee must notify the Indemnifying Party within thirty (30) days after receipt by such Indemnitee of notice of the Third Person Claim if in the reasonable judgment of the Indemnitee the Third Person Claim will constitute an indemnifiable matter subject to the provisions or Article 7; PROVIDED, HOWEVER, that such Indemnitee must notify the Indemnifying Party within ten (10) days after receipt by such Indemnitee of a complaint or other notice of Third Person Claim requiring an answer under applicable Legal Requirements; PROVIDED, FURTHER that failure to give any such notification shall not affect the indemnification provided for hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. The Indemnifying Party may


                                      39.

elect to compromise or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such Third Person Claim. If the Indemnifying Party elects to compromise or defend such Third Person Claim, it shall within thirty (30) days (or sooner, if the nature of the Third Person Claim so requires) notify the Indemnitee of its intent to do so and the Indemnitee shall cooperate, at the expense of the Indemnifying Party for out-of-pocket costs and expenses, in the compromise of, or defense against, any such Third Person Claim. If the Indemnifying Party fails to compromise or defend such Third Person Claim, or fails to notify the Indemnitee of its election as herein provided following the earlier notice given by Indemnitee to the Indemnifying Party of a Third Person Claim, the Indemnitee may, at the Indemnifying Party's expense (subject to the limitations set forth in this Article 7 that may otherwise be applicable to such matter), pay, compromise or defend such Third Person Claim. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim without the written consent of the other party; provided, however, that if a settlement or compromise by an Indemnifying Party does not result in any Liability to the Indemnitee or require the Indemnitee to take any action or refrain from taking any action or otherwise restrict or limit in any way Buyer's ability to operate the business of the Company or PSI after the Closing (in the event a Buyer Indemnified Party is the Indemnitee), consent to such settlement or compromise shall not be required. In any event, the Indemnitee and the Indemnifying Party may each participate, at its own expense, in the defense of any such Third Person Claim, it being understood that control of the defense of such claim shall be determined in accordance with the foregoing provisions. If the Indemnifying Party chooses to defend any Third Person Claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense and shall cause its Affiliates, directors, officers, employees, representatives and advisors to cooperate with the Indemnifying Party in such defense. Notwithstanding the foregoing provisions, the Indemnitee shall have the right to employ separate counsel at the Indemnifying Party's expense and to control its own defense of a Third Person Claim if in the reasonable opinion of counsel to such Indemnitee a conflict or potential conflict exists between the Indemnifying Party and such Indemnitee that would make such separate representation advisable. To the extent of any inconsistency between this Section 7.6 and the procedural provisions of Article 8, the provisions of Article 8 shall control with respect to Tax matters.

LIMITATIONS; OTHER INDEMNIFICATION PROVISIONS.

                  Except as otherwise specifically provided in this Agreement, the obligations of Seller pursuant to Section 7.1 above for a claim arising under Section 7.1(a) above, and, to the extent related to any inaccuracy in any representation or breach of any warranty of Seller contained in this Agreement, pursuant to Sections 7.1(d) and (g) above, shall not become effective until such time as the aggregate of all Losses sustained by the Buyer Indemnified Parties thereunder exceeds $250,000 (the "DEDUCTIBLE"), after which Seller shall only be obligated for such Losses in excess of the Deductible. Notwithstanding the foregoing, the Deductible shall not apply to any claim for indemnification under
Section 7.1 which arises out of or relates to the representations and warranties contained in Sections 3.6, 3.8, 3.25 or 4.13.

                  Except as otherwise specifically provided in this Agreement, the obligations of Buyer pursuant to Section 7.5 above for a claim arising under
Section 7.5(a) above, and, to the extent related to any inaccuracy in any representation or breach of any warranty contained in this Agreement, pursuant to Sections 7.5(c) and (d) above, shall not become effective until such time as the aggregate of all Losses sustained by the Seller Indemnified Parties exceeds the Deductible, after which Buyer shall only be obligated for such Losses in excess of the Deductible. Notwithstanding the foregoing the Deductible shall not apply to any claim for indemnification under Section 7.5 which arises out of or relates to the representations and warranties contained in Section 6.5 above.


                                      40.

         Notwithstanding anything to the contrary set forth in this Agreement, Seller shall not be liable hereunder to the Buyer Indemnified Parties for Losses to the extent that the amount of Losses paid to the Buyer Indemnified Parties pursuant to Section 7.1(a) above and, to the extent related to any inaccuracy in any representation or breach of any warranty of Seller contained in this Agreement, pursuant to Sections 7.1(d) and (g) above in the aggregate exceeds $15,000,000 (the "Cap"). Notwithstanding the foregoing, the Cap shall not apply to Losses in connection with the following items, and such Losses shall not be counted towards the Cap:

                           (i) any fraud by Seller;

                           (ii) any indemnification relating to any
representations and warranties in Articles 3, 4 or 5 above pertaining to title to assets, title to the Shares, authority to consummate the transactions contemplated hereby, Tax matters, or environmental matters; or

                           (iii) any adjustment to the Purchase Price under
Article 2 above.

                           In calculating any Loss there shall be deducted any
insurance recovery received by the Indemnitee in respect thereof (and no right of subrogation shall accrue hereunder to any insurer).

                           Subject to any available offset rights at the time
under Section 7.2 above, in any case where an Indemnitee recovers from a third Person any amount in respect of a matter with respect to which an Indemnifying Party has indemnified the Indemnitee pursuant to this Article 7, such Indemnitee shall promptly pay over to the Indemnifying Party the amount so recovered (after deducting therefrom the full amount of the expenses incurred by it in procuring such recovery), but not in excess of the sum of (i) any amount previously so paid by the Indemnifying Party to or on behalf of the Indemnitee in respect of such matters and (ii) any amount expended by the Indemnifying Party in pursuing or defending any claim arising out of such matters.

                           Upon making any indemnification payment, the
Indemnifying Party will, to the extent of such payment, be subrogated to the rights of the Indemnitee against any third party in respect to the Loss to which the payment relates, but only to the extent that Buyer determines in its reasonable judgment that such rights to be subrogated if enforced would not have an adverse effect on the operations of PSI or its Affiliates Without limiting the generality of any other provision hereof, each of the Indemnifying Party and Indemnitee will duly execute upon request all instruments reasonably necessary to evidence and perfect such subrogation rights.

         No Party shall have any Liability for any special, exemplary, punitive or consequential damages (including loss of profit or revenue) suffered or incurred by any Buyer Indemnified Party or Seller Indemnified Party, as the case may be.

                           The Buyer Indemnified Parties shall not be deemed to
have suffered Losses to the extent that (i) such Losses are reflected as current liabilities in the calculation of Working Capital on the Final Closing Date Statement or (ii) the Buyer Indemnified Parties have otherwise been made whole for such Losses through the adjustments made pursuant to Sections 2.4, 2.6, 2.7 and 2.9 hereof.



                                      41.

         Seller hereby agrees on behalf of itself, its Affiliates (which shall not include any employee of the Company or any of its Subsidiaries) and its and their officers and directors that none of Seller, any of its Affiliates or any of its or their officers and directors will make any claim for indemnification of any Losses against the Company or any of its Subsidiaries for any claims, causes of action or rights that any such Person may now have against the Company or any of its Subsidiaries.

         The Parties agree to report each payment under this Article 7 in respect of a Loss as an adjustment to the Purchase Price for federal income Tax purposes.

         Other than with respect to fraud or willful misrepresentation or with respect to any claims arising under the Non-Competition Agreement, the indemnification provisions and procedures contained in this Article 7 shall constitute the sole and exclusive recourse and remedy of the Parties with respect to any monetary Losses resulting from, arising out of or in connection with any matters subject to indemnification under this Article 7. Accordingly, other than with respect to claims alleging fraud or willful misrepresentation or with respect to claims arising under the Non-Competition Agreement, no claim for any monetary Losses arising under this Agreement shall be made by any Indemnitee except pursuant to the provisions of this Article 7, including this Section 7.7, to the extent applicable. Notwithstanding any other provisions of the Agreement to the contrary, the provisions of this Article 7, including Sections 7.7(a) through (j) above, shall not apply to, exclude or limit the rights of any Party to seek equitable and/or injunctive relief or any remedy for fraud or willful misrepresentation.


                                   TAX MATTERS

         The following provisions shall govern the allocation of responsibility as between Buyer and Seller for certain tax matters following the Closing Date:

        TAX INDEMNIFICATION.

                  (a) Seller shall indemnify the Buyer Indemnified Parties and hold them harmless from and against, any Loss of any kind or character, arising out of or in any manner incident, relating or attributable to (i) all Taxes (or the non-payment thereof) of the Company and its Subsidiaries for all Taxable periods ending on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date ("PRE-CLOSING TAX PERIOD"), and (ii) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which the Company or any of its Subsidiaries (or any predecessor of any of the foregoing) is or was a member prior to the Closing Date solely as a result of Treasury Regulation ss.1.1502-6 or any analogous or similar state, local, or foreign law or regulation, PROVIDED, HOWEVER, that Seller shall not indemnify any of the Buyer Indemnified Parties or hold any of them harmless from or against, (I) any Taxes shown as a liability or reserve on the Final Closing Date Statement, (II) any Taxes that result from any actual or deemed election under Section 338 of the Code or any similar provisions of state, local or foreign law in connection with or as a result of the purchase of the Shares or the deemed purchase of shares of any Subsidiary or that result from Buyer, any Affiliates of Buyer, the Company or any of its Subsidiaries engaging in any activity or transaction that would cause the transactions contemplated by this Agreement to be treated as a


                                      42.

purchase or sale of assets of the Company or any of its Subsidiaries for federal, state, local or other Tax purposes, and (III) any Taxes imposed on the Company or any Subsidiary or for which the Company or any Subsidiary may otherwise be liable as a result of transactions occurring on the Closing Date that are properly allocable (based on, among other relevant factors, factors set forth in Treasury Regulation ss.1.1502-76(b)(1)(ii)(B)) to the portion of the Closing Date after the Closing (Taxes described in this proviso, hereinafter "EXCLUDED TAXES"). Buyer and Seller agree that, with respect to any transaction described in clause (III) of the preceding sentence, the Company and all persons related to the Company under Code ss.267(b) immediately after the Closing shall treat the transaction for all federal income Tax purposes (in accordance with Treasury Regulation ss.1.1502-76(b)(1)(ii)(B)), and (to the extent permitted) for other income Tax purposes, as occurring at the beginning of the day following the Closing Date. Seller shall be entitled to any refund of (or credit for) Taxes allocable to any Pre-Closing Tax Period in excess of any receivable for such Taxes shown as an asset on the Final Closing Date Statement.

                  (b) Buyer shall indemnify, defend and hold harmless the Seller Indemnified Parties from, against and with respect to, any Loss of any kind or character, arising out of or in any manner incident, relating or attributable to, (A) all Taxes of the Company or any of its Subsidiaries, or for which the Company or any of its Subsidiaries may otherwise be liable, for any taxable year or period that begins after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date and
(B) Excluded Taxes. Except as otherwise provided herein, Buyer shall be entitled to any refund of (or credit for) Taxes allocable to any taxable year or period that begins after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date.

                  (c) If, as a result of any action, suit, investigation, audit, claim, assessment or amended Tax Return, there is any change after the Closing Date in an item of income, gain, loss, deduction, credit or amount of Tax that results in an increase in a Tax liability for which Seller would otherwise be liable pursuant to paragraph (a) of this Section 8.1, and such change results in or will result in a decrease in the Tax liability of the Company or any of its Subsidiaries, Buyer or any Affiliate or successor of any thereof for any taxable year or period beginning after the Closing Date or for the portion of any Straddle Period beginning after the Closing Date, Seller shall not be liable pursuant to such paragraph (a) with respect to such increase to the extent of the present value (using a discount rate equal to the then "Federal mid-term rate," as that term is defined in Code ss.1274(d)) of such decrease (and, to the extent such increase in Tax liability is paid to a taxing authority by Seller or any Affiliate thereof, Buyer shall pay Seller an amount equal to the present value of such decrease).

        STRADDLE PERIOD. In the case of any Taxable period that includes (but does not end on) the Closing Date (a "STRADDLE Period"), the amount of any Taxes of the Company and its Subsidiaries for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of the Closing Date (and for such purpose, the Taxable period of any partnership in which the Company or any of its Subsidiaries holds a beneficial interest shall be deemed to terminate based on an interim closing of the books at such time in accordance with the principles of Treasury Regulation ss.1.1502-76(b)(2)(vi)), PROVIDED, HOWEVER, that exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned on a daily basis.

        RESPONSIBILITY FOR FILING TAX RETURNS.

                  (a) Seller shall timely file or cause to be timely filed (taking into account all extensions properly obtained): (i) any consolidated, combined or unitary Tax Return required to be filed with respect to the Company and its Subsidiaries, for all Taxable periods ending on or before the Closing Date and (ii) all other Tax Returns required to be filed with respect to the Company and its Subsidiaries that are due on or before the Closing Date. In each case, Seller shall remit or cause to be remitted any Taxes due in respect of any such Tax Returns, and all such Tax Returns shall be prepared and filed in a


                                      43.

manner consistent with prior practice, except as required by a change in applicable Legal Requirements or to the extent a failure to do so will not materially affect any post-Closing Tax liability of the Company or its Subsidiaries. Buyer shall have the right to review and comment on (but not approve) any such Tax Returns prepared by Seller. Buyer shall cause the Company and its Subsidiaries to furnish information to Seller as reasonably requested by Seller to allow Seller to satisfy its obligations under this Section 8.3 in accordance with prior practice.

                  (b) Buyer shall timely file or cause to be timely filed (taking into account all extensions properly obtained) any Tax Returns required to be filed with respect to the Company and its Subsidiaries for any taxable year or period ending on or before the Closing Date and any Straddle Period that Seller is not required to file pursuant to paragraph (a) of this Section 8.3 (including, the Tax Returns for any Subsidiaries that are treated as partnerships for federal income Tax purposes for taxable years ending on or before December 31, 2003). Buyer shall remit or cause to be remitted any Taxes due in respect of any such Tax Returns. With respect to Tax Returns to be filed by Buyer pursuant to this paragraph (b) that relate to Taxable years or periods ending on or before the Closing Date or any Straddle Period (x) such Tax Returns shall be prepared and filed in a manner consistent with prior practice, except as required by a change in applicable Legal Requirements or to the extent a failure to do so will not materially affect any Tax liability of the Company or any Subsidiary for any Pre-Closing Tax Period and (y) such Tax Returns shall be submitted to Seller prior to filing and not later than 30 days prior to the due date (taking into account all extensions properly obtained) for filing such Tax Returns (or, if such due date is within 45 days following the Closing Date, as promptly as practicable following the Closing Date) for review and approval by Seller, which approval may not be unreasonably withheld, but may in all cases be withheld if such Tax Returns were not prepared in accordance with clause (x) of this sentence.

                  (c) Seller or Buyer shall pay the other party for the Taxes for which Seller or Buyer, respectively, is liable pursuant to Section 8.1 but which are payable with any Tax Return to be filed by the other party pursuant to this Section 8.3 upon the written request of the party entitled to payment, setting forth in detail the computation of the amount owed by Seller or Buyer, as the case may be, but in no event earlier than [10] days prior to the due date for paying such Taxes.

        COOPERATION ON TAX MATTERS.

                  (a) Buyer, the Company and its Subsidiaries, and Seller shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns pursuant to Section 8.3 above and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other Party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company and its Subsidiaries and Seller agree (i) to retain all books and records with respect to Tax matters pertinent to the Company and its Subsidiaries relating to any Pre-Closing Tax Period until the expiration of the statute of limitations (and, to the extent notified by Buyer or Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any taxing authority, and (ii) to give the other Party reasonable notice prior to transferring, destroying or discarding any such books and records and, if the other Party so requests, the Company and its Subsidiaries or Seller, as the case may be, shall allow the other Party to take possession of such books and records.



                                      44.

                  (b) Buyer and Seller further agree, upon request, to provide the other Party with all information that either Party may be required to report pursuant to Code ss.6043 and all Treasury Regulations promulgated thereunder.

                  (c) Seller shall provide Buyer with any information reasonably requested for Buyer to determine the amount of any net operating losses and similar Tax attributes available to the Company and its Subsidiaries after the Closing Date, it being understood that such information may not be available until final Tax calculations relating to Seller's consolidated federal income Tax Return have been completed.

        TAX SHARING AGREEMENTS. All Tax sharing agreements as and to the extent applied to the Company and its Subsidiaries shall be terminated as of the Closing Date and, after the Closing Date, the Company and its Subsidiaries shall not be bound thereby or have any liability or rights thereunder.

        CERTAIN TAXES AND FEES. All transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement shall be paid one-half by Buyer and one-half by Seller when due, and each of Buyer and Seller will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges. Buyer and Seller agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any such Tax that could be imposed.

        CONTEST PROVISIONS. Buyer shall promptly notify Seller in writing upon receipt by Buyer, any of its Affiliates, the Company or any of its Subsidiaries of notice of any pending or threatened federal, state, local or foreign Tax audits, examinations or assessments which might affect the Tax liabilities for which Seller may be liable pursuant to Section 8.1. Seller shall have the sole right to represent the Company's and each Subsidiary's interests in any Tax administrative or court proceeding relating to taxable periods ending on or before the Closing Date or otherwise relating to Taxes for which Seller may be liable pursuant to Section 8.1, and to employ counsel of its choice at its expense. In the case of a Straddle Period, Seller shall be entitled to participate at its expense in any Tax administrative or court proceeding relating (in whole or in part) to Taxes attributable to the portion of such Straddle Period ending on and including the Closing Date and, with the written consent of Buyer, and at Seller's sole expense, may assume the entire control of such proceeding. None of Buyer, any of its Affiliates, the Company or any Subsidiary may settle any Tax claim for any Taxes for which Seller may be liable pursuant to Section 8.1, without the prior written consent of Seller, which consent may be withheld in the sole discretion of Seller.

        CARRYBACKS. Buyer shall not carryback any post-acquisition Tax attributes of any of the Company or its Subsidiaries into the Seller's consolidated federal income Tax Return (or any similar return under state, local or other Tax law).

        SOLE REMEDY. Buyer's sole remedy with respect to Tax matters shall be under this Article 8 and, as to any Losses arising out of or in any manner incident, relating or attributable to any inaccuracy in any representation or breach of any warranty of Seller contained in this Agreement respecting Tax matters, under Article 7 above.



                                      45.

                                     GENERAL

PRESS RELEASES AND PUBLIC ANNOUNCEMENTS.

         No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior approval of Buyer (if Seller proposes to make such disclosure) or Seller (if Buyer proposes to make such disclosure); provided, however, that either Party may issue any press release or make any public announcement it believes in good faith is required by applicable Legal Requirement or any listing or trading agreement concerning the publicly traded securities of Buyer, in which case the other Party shall be advised and the Parties shall use commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued. Notwithstanding the foregoing, in all events, Seller shall not issue any press release or make any public announcement until Buyer has made its public announcement and nothing contained in any subsequent press release or public announcement by Seller shall be inconsistent with Buyer's public announcement.

CONSTRUCTION; EXCLUSIVE VENUE; WAIVER OF JURY TRIAL; ATTORNEYS' FEES. This Agreement, its construction and the determination of any rights, duties or remedies of the Parties arising out of or relating to this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any legal action, suit or proceeding relating to any matter arising under or relating to this Agreement shall be instituted in the United States District Court for the District of Delaware or in any state court located in Wilmington, Delaware, which venue the Parties agree shall be the exclusive venue for such action, suit or proceeding. Each Party agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject to the personal jurisdiction of the courts described above to the extent contrary to the intent of the preceding two sentences or that the jurisdictions described above are in any way inconvenient. Each of the Parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Agreement or the transactions or events contemplated hereby or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any Party. The Parties each agree that any and all such claims and causes of action shall be tried by a court trial without a jury. Each of the Parties further waives any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived. Should an action be brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed in amount by the applicable court (including without limitation costs, expenses and fees on any appeal). The prevailing party will be entitled to recover its costs of suit or arbitration, as applicable, regardless of whether such suit or arbitration proceeds to a final judgment or award.

SURVIVAL OF REPRESENTATIONS, WARRANTIES AND ANCILLARY DOCUMENTS. The Ancillary Agreements shall survive the Closing in accordance with their terms. The representations, warranties, covenants and other agreements herein contained shall continue in full force and effect after the Closing notwithstanding any investigation by a Party or such Party's Knowledge of any inaccuracy in any representation or any breach of warranty or covenant, subject to the provisions of Article 7 above.



                                      46.

ENTIRE AGREEMENT; WAIVER. Except as set forth in Section 10.4 below and except for the Ancillary Agreements, this Agreement (which term, as used in this Agreement, includes the Exhibits and Schedules referred to herein) constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no representations or warranties (express or implied) or covenants or other agreements between the Parties in connection with the subject matter hereof except as set forth expressly and specifically herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be implied or be binding (including any alleged waiver based on a Party's knowledge of any inaccuracy in any representation or any breach of any warranty or covenant contained herein) unless in writing and signed by the Party against which such amendment, supplement, modification, waiver or termination is asserted. No waiver of a provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly therein provided.

BINDING EFFECT; SUCCESSORS; ASSIGNMENT. All of the terms and provisions of this Agreement by or for the benefit of the Parties shall be binding upon and inure to the benefit of their respective successors, permitted assigns, heirs and personal representatives. The rights and obligations provided by this Agreement shall not be assignable by any Party, other than by Buyer (without discharge of any of its obligations hereunder) to a Subsidiary or an Affiliate, and, except as expressly provided herein, nothing herein is intended to confer upon any Person, other than the Parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

EXHIBITS AND SCHEDULES. All instruments or documents to be delivered by any Party to this Agreement shall be in form and content reasonably satisfactory to the counsel for the Party receiving such instrument or document. Each Exhibit and Schedule shall be deemed an integral part of this Agreement.














                                      47.

VALIDITY; BREACH; DEFINITION OF KNOWLEDGE. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statue or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The term "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant. The term "Knowledge" when used to qualify any representation or warranty contained in this Agreement of Seller, shall mean the actual knowledge of Forrest Schneider, Richard Fabbrini, William Keating, Arthur Schiller, Robert Ricucci, Jr., Linda Wood and Tracy Chaffin. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

INJUNCTIVE RELIEF. Seller and Buyer acknowledge and agree that the breach of this Agreement by a Party would cause irreparable damage to the other and that the non breaching Party will not have an adequate remedy at law. Therefore, the obligations of Seller and Buyer under this Agreement, including, without limitation, Seller's obligation to sell the Shares to Buyer, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any Party may have under this Agreement or otherwise.

NOTICES. All notices, requests, approvals, demands, claims and other communications required or permitted to be given under this Agreement (for the purposes of this Section only, individually and collectively, "NOTICES") shall be in writing and shall be served personally, or sent by a national overnight delivery or courier company, or by United States registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

                  If to Buyer to:          Integrated Alarm Services Group, Inc.
                                           99 Pine Street
                                           Albany, New York  12207
                                           Attention:  C.E.O. or President
                                           Fax No.: (518) 426-0953

                  With a copy to:          Jones, Kaufman, & Ackerman LLP
                                           10960 Wilshire Boulevard, Suite 1225
                                           Los Angeles, California  90024
                                           Attention:   Donald H. Jones, Esq.
                                           Fax No.: (310) 477-8768




                                      48.

                  If to Seller to:          Lane Industries, Inc.
                                            One Lane Center
                                            1200 Shermer Road
                                            Northbrook, Illinois  60062
                                            Attention:   Arthur J. Schiller,
                                            Esq., General Counsel
                                            Fax No.: (847) 291-5803

                  With a copy to:           Sidley Austin Brown & Wood LLP
                                            Bank One Plaza
                                            10 South Dearborn
                                            Chicago, Illinois  60603
                                            Attention:  Larry A. Barden, Esq.
                                            Fax No.: (312) 853-7036

Any such Notices shall be deemed delivered upon delivery or refusal to accept delivery as indicated in writing by the person attempting to make personal service, on the U.S. Postal Service return receipt, or by similar written advice from the overnight delivery company; provided, however, that if any such Notice shall ALSO be sent by electronic transmission device, such as telex, telecopy, fax machine or computer to the fax number, if any, set forth above, such Notice shall be deemed given at the time and on the date of machine transmittal (except if sent after 5:00 p.m. recipient's time, then the notice shall be deemed given at 9:00 a.m. on the next business day) if the sending Party receives a written send verification on its machine and sends a duplicate Notice on the same day or the next business day by personal service, registered or certified United States mail, or overnight delivery in the manner described above. Each Party shall make an ordinary, good faith effort to ensure that it will accept or receive Notices that are given in accordance with this Section, and that any Person to be given Notice actually receives such Notice. Any Party to whom Notices are to be sent pursuant to this Agreement may from time to time change its address and/or facsimile number for future communication hereunder by giving Notice in the manner prescribed herein to all other Persons named in this Section, provided that the address and/or facsimile number change shall not be effective until five (5) business days after the Notice of change has been given.

COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in one or more counterparts by the Parties. All counterparts shall be construed together and shall constitute one agreement. This Agreement may be executed in one or more counterparts by the Parties. All counterparts shall be construed together and shall constitute one agreement. This Agreement and all Ancillary Agreements may also be executed by the exchange of facsimile signatures to identical counterparts with the same effect as if executed on the same instrument; provided, however, originally signed counterparts shall be exchanged and delivered among the parties within five (5) business days after the date of execution by the parties by facsimile.

EFFECT OF HEADINGS. The titles or headings of the various articles, sections and paragraphs hereof are intended solely for convenience of reference and are not intended and shall not be deemed to or in any way may be used to modify, explain or place any construction upon any of the provisions of this Agreement.



                                      49.

NO THIRD PARTY RIGHTS. Except as otherwise provided in Articles 7 and 8 above with respect to Indemnitees, nothing in this Agreement, express or implied, is intended to confer on any Person not a Party any right or remedies by reason of this Agreement.

SEVERABILITY. If any provision of this Agreement or the application of any such provision to any Party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such Party or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

EXPENSES. Each of Buyer and Seller will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. Seller shall also bear the costs and expenses of the Company and its Subsidiaries (including all of their legal and accounting fees and expenses) in connection with this Agreement and the transactions contemplated hereby in the event that the transactions contemplated by this Agreement are consummated, provided, however that Buyer shall bear the fees and expenses of the independent accounting firm incurred by the Company for the preparation by the independent accounting firm of the audited financial statements at October 31, 2003 of the Company and its Subsidiaries.

INTERPRETATION. No reference to or disclosure of any item or other matter in any Section or Schedule of this Agreement shall be construed as an admission or indication that such item or other matter is or is not material or in the Ordinary Course of Business or that such item or other matters is required to be referred to or disclosed in this Agreement.


                         FURTHER POST-CLOSING COVENANTS

GENERAL. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Article 7 or 8 above). Seller acknowledges and agrees that from and after the Closing Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating solely or primarily to the Company and its Subsidiaries.

LITIGATION SUPPORT. In the event and for so long as any Party actively is contesting or defending against any Legal Proceeding in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Company or any of its Subsidiaries, the other Party will cooperate with it or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense (with respect to out-of-pocket costs and expenses) of the contesting or defending Party (unless the contesting or defending Party is entitled to indemnification therefor under Article 7 or Article 8 above).



                                      50.

UNDERTAKINGS. With respect to the matters identified on SCHEDULE 10.3, the Parties agree to their respective obligations and undertakings as set forth on such Schedule.

CONFIDENTIALITY. Seller will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement. In the event that Seller is requested or required pursuant to written or oral question or request for information or documents in any Legal Proceeding to disclose any Confidential Information, Seller will notify Buyer promptly of the request or requirement so that Buyer may seek an appropriate protective order or waive compliance with the provisions of this Section. If, in the absence of a protective order or the receipt of a waiver hereunder, Seller is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, Seller may disclose the Confidential Information to the tribunal; provided, however, that Seller shall use its commercially reasonable efforts to obtain, at the request of Buyer, an assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as Buyer shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure unless such Confidential Information is so available due to the actions of Seller. Buyer agrees that all documents, materials and other information which it shall have obtained regarding Seller or its Affiliates during the course of the preparation and negotiation of this Agreement (and related documents) and the transactions contemplated hereby (whether obtained before or after the date of this Agreement) shall be held in confidence pursuant to the terms of that certain confidentiality agreement between the Parties dated July 24, 2003.

                  (b) Notwithstanding anything to the contrary set forth herein, except as reasonably necessary to comply with applicable securities laws, any Party to the transactions contemplated by this Agreement (and each employee, representative, or other agent of such Party) may disclose to any and all Persons, without limitation of any kind, the Tax treatment and Tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such Tax treatment and Tax structure. This authorization of tax disclosure is retroactively effective to the commencement of the first discussions between the Parties regarding the transactions contemplated herein.

ACCESS TO RECORDS AFTER THE CLOSING DATE.

                  (a) For a period of six (6) years after the Closing Date, Seller and its representatives shall have reasonable access to all of the books and records of the Company and its Subsidiaries to the extent that such access may reasonably be required by Seller in connection with matters relating to or affected by the operations of the Company and its Subsidiaries prior to the Closing Date. Such access shall be afforded by Buyer upon receipt of reasonable advance notice and during normal business hours. Seller shall be solely responsible for any costs or expenses incurred by it pursuant to this Section 10.5(a). If Buyer, the Company or any of the Company's Subsidiaries shall desire to dispose of any such books or records prior to the expiration of such six-year period, Buyer shall, prior to such disposition, give Seller a reasonable opportunity, at Seller's expense, to segregate and remove such books and records as Seller may select.

                   (b) For a period of six (6) years after the Closing Date, Buyer and its representatives shall have reasonable access to all of the books and records relating to the Company and its Subsidiaries which Seller or any of its Affiliates may retain after the Closing Date. Such access shall be afforded by Seller upon receipt of reasonable advance notice and during normal business hours. Buyer shall be solely responsible for any costs or expenses incurred by


                                      51.

it pursuant to this Section 10.5(b). If Seller or any of its Affiliates shall desire to dispose of any such books or records prior to the expiration of such six-year period, Seller shall, prior to such disposition, give Buyer a reasonable opportunity, at Buyer's expense, to segregate and remove such books and records as Buyer may select.

USE OF NAMES. Seller is not conveying ownership rights or granting to Buyer or its Affiliates (including the Company and its Subsidiaries) a license to use any trade names, trademarks, service marks, logos or domain names of Seller (including, the name "Lane" or any trade name, trademark, service mark, logo or domain name incorporating the name "Lane") or any of its Affiliates (which, for purposes of this Section 10.6, shall not include the Subsidiaries of the Company) and, after the Closing, Buyer shall not and shall not permit any of its Affiliates (including the Company and its Subsidiaries) to use in any manner the name or marks of Seller or any of its Affiliates or any word that is similar in sound or appearance to such names or marks. Promptly following the Closing, Buyer shall take (and cause the Company to take) all necessary corporate action to cause the corporate name of the Company to be changed to a name that does not include the word "Lane".

DELIVERY OF SEC REPORTS; DELIVERY OF MONITORING CONTRACT UPDATES.

                  (a) Until complete and final determination and resolution of all adjustments to the Purchase Price pursuant to Article 2 of this Agreement, to the extent not available on Buyer's web site at WWW.IASG.US, Buyer will use its commercially reasonable efforts to cause to be delivered to Seller within five (5) business days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general material written communications that Buyer sends to its stockholders and copies of all registration statements and all regular, special or periodic reports that Buyer files, or any of Buyer's officers or directors file with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by Buyer to the public concerning material developments in their business.

                  (b) Until complete and final determination and resolution of all adjustments to the Purchase Price pursuant to Article 2 of this Agreement, Buyer shall deliver to Seller, as soon as reasonably practicable following the end of each month, a report indicating (i) all Monitoring Contracts currently listed on SCHEDULE 2.4(A) or SCHEDULE 2.4(B) that have been terminated or for which Seller (or one of its Affiliates, including PSI) has received a notice of pending termination during such month and (ii) the Cash Collection for such month.

LETTERS OF CREDIT; OTHER OBLIGATIONS. At the Closing or as soon as practicable thereafter (and in any event, by no later than 45 days after the Closing Date), Buyer shall (a) arrange for substitute letters of credit, guarantees and other obligations to replace (i) those letters of credit, guarantees and other contractual obligations set forth on SCHEDULE 10.8 which were entered into by or on behalf of the Seller or any of its Affiliates (other than the Company or any of its Subsidiaries) in respect of the Company or any of its Subsidiaries or any Liability of the Company or any of its Subsidiaries (together, the "SELLER'S LCS") or (b) assume all obligations under each of the Seller's LCs, obtaining from the creditor or other counterparty a full release of all parties liable, directly or indirectly, for reimbursement to the creditor or fulfillment of other obligations to a counterparty in connection with amounts drawn under the Seller's LCs, in which case Buyer shall provide Seller with notice upon obtaining any such releases. Buyer further agrees that to the extent the beneficiary or counterparty under any Seller's LC refuses to accept any such substitute letter of credit, guarantee or other obligation proffered by Buyer,


                                      52.

Buyer shall indemnify, defend and hold harmless Seller against, and reimburse Seller for, any and all amounts paid, including costs or expenses in connection with such Seller's LCs, including the Seller's expenses in maintaining such Seller's LCs, whether or not any such Seller's LC is drawn upon or required to be performed, and shall in any event promptly reimburse Seller to the extent any Seller's LC is called upon and Seller or its Affiliates make any payment or is obligated to reimburse the party issuing the Seller's LC. At the request of Seller, Buyer shall provide Seller with letters of credit in an amount equal to Seller's and its Affiliates' entire potential liability pursuant to the immediately preceding sentence.

EMPLOYEE MATTERS.

(a) CONTINUED EMPLOYMENT. As of the Closing Date, Buyer will, or will cause the Company or one of its Subsidiaries to, subject to the provisions of this paragraph, continue to employ all employees the Company and its Subsidiaries as of the Closing Date (the "TRANSFERRED EMPLOYEEs"). None of Buyer, the Company or its Subsidiaries, shall be obligated, however, to continue to employ any Transferred Employee for any specific period of time following the Closing Date, subject to applicable law.

(b) EMPLOYEE BENEFIT PLANS. As of the Closing Date, Buyer will, or will cause the Company or one of its Subsidiaries to, assume or continue, as the case may be, sponsorship of and all obligations with respect to the Employee Benefit Plans in which the Transferred Employees participate immediately prior to the Closing Date, which Employee Benefit Plans are listed on SCHEDULE 10.9(B). None of Buyer, the Company or its Subsidiaries, shall be obligated, however, to continue to maintain any such Employee Benefit Plan for any specific period of time following the Closing Date, subject to applicable law. Buyer shall indemnify Seller and its Affiliates from and against any claims made on or after the Closing Date for benefits under or related to the operation of such Employee Benefit Plans.

(c) CREDIT FOR SERVICE. To the extent that service is relevant for purposes of eligibility and vesting (and, in order to calculate the amount of any vacation, sick days, severance, layoff and similar benefits, but not for purposes of pension benefit accruals) under any retirement plan, employee benefit plan, program or arrangement established or maintained by Buyer or any of its Affiliates for the benefit of the Transferred Employees, such plan, program or arrangement, to the extent permitted thereunder, shall credit such Transferred Employees for service earned on and prior to the Closing Date with Seller, the Company or any Affiliate of Seller or the Company in addition to service earned with Buyer or any of Buyer's Affiliates after the Closing Date.

(d) PREEXISTING CONDITIONS; COORDINATION. To the extent permitted under such Employee Benefit Plans, Buyer shall, and shall cause its Affiliates to, waive limitations on benefits relating to any preexisting conditions of the Transferred Employees and their eligible dependents to the extent that coverage for such pre-existing condition would not have otherwise been limited under the Employee Benefit Plans in which the Transferred Employees participate immediately prior to the Closing Date. To the extent permitted under such plans, Buyer shall also recognize, and cause its Affiliates to recognize, for purposes of annual deductible and out-of-pocket limits under its health and dental plans, deductible and out-of-pocket expenses paid by Transferred Employees and their respective dependents in the calendar year in which the Closing Date occurs under the health and dental plans in which the Transferred Employees participate immediately prior to the Closing Date.


                                      53.

(e) VACATIONS. To the extent that the following obligations are deducted from Working Capital as calculated on the Final Closing Date Statement, (i) Seller and its Affiliates shall have no obligation or liability to pay or provide any vacation payments claimed on or after the Closing Date and (ii) effective as of the Closing Date, the unused vacation pay of the Transferred Employees shall be transferred to and assumed by Buyer or an Affiliate of Buyer, and Buyer or an Affiliate of Buyer shall recognize and provide all such unused vacation pay.

(f) COBRA. Following the Closing Date, Buyer shall, or shall cause one of its Affiliates to, provide continuation health care coverage to all Transferred Employees and their qualified beneficiaries who incur or incurred a qualifying event in accordance with the continuation health care coverage requirements of Section 4980B of the Code and Title I, Subtitle B, Part 6 of ERISA ("COBRA") at any time with respect to claims incurred on or after the Closing Date. Buyer shall indemnify Seller and its Affiliates for any liability resulting from Buyer's failure to provide such continuation coverage.

(g) WARN ACT. Buyer shall be responsible for giving the Transferred Employees any notice required under the WARN Act from and after the Closing Date and shall comply with all applicable requirements of the WARN Act on and after the Closing Date and shall indemnify Seller and its Affiliates for any Liability resulting from any legal action alleging noncompliance with such Act as a result of actions or omissions by Buyer on or after the Closing Date with respect to such Transferred Employees.

POST-CLOSING MONITORING CONTRACT SERVICE OBLIGATIONS. From and after the Closing Date and until the final determination of all Purchase Price adjustments pursuant to Article 2 above, Buyer agrees to (i) perform, and/or cause the Company and its Subsidiaries to perform, in all material respects, all obligations and covenants of the Company and its Subsidiaries under the Monitoring Contracts identified on SCHEDULE 2.4(A), SCHEDULE 2.4(B) and SCHEDULE 2.7(D), and (ii) provide service, and/or cause the Company and its Subsidiaries to provide service, as Buyer may elect, under such Monitoring Contracts in a manner that is consistent, in all material respects, with the Ordinary Course of Business and past practice of Buyer, the Company or PSI prior to the Closing Date.

CERTAIN MATTERS RELATING TO NON-QUALIFIED MONITORING CONTRACTS.

                  (a) From and after the Closing Date and until the final determination of the Section 2.7(b) RMR Adjustment, Buyer agrees to remit (or cause the Company and its Subsidiaries to remit) by Wire Transfer, on a monthly basis, fifty percent (50%) of the money collected by Buyer, the Company or any of its Subsidiaries in respect of the Monitoring Contracts listed on SCHEDULE 2.4(B).

                  (b) Upon the final determination of the Section 2.7 Guarantee Adjustment and the Section 2.7(b) RMR Adjustment:


                                      54.

                           (i) Buyer will transfer, assign and convey to Seller
or its designee, without further consideration, all of Buyer's right, title and interest in and to all Monitoring Contracts set forth on SCHEDULE 2.4(B) that are Non-Qualified Monitoring Contracts as of the Anniversary Date;

                           (ii) If and to the extent of any Purchase Price
decrease under Section 2.7(a)(i), Buyer will transfer, assign and convey to Seller or its designee, without further consideration, all of Buyer's right, title and interest in and to Monitoring Contracts set forth on SCHEDULE 2.4(A) that are Non-Qualified Commercial Monitoring Contracts as of the Anniversary Date that in the aggregate have a Closing Date RMR Amount equal to the amount of such Purchase Price decrease divided by 31.5;

                           (iii) If and to the extent of any Purchase Price
decrease under Section 2.7(a)(ii), Buyer will transfer, assign and convey to Seller or its designee, without further consideration, all of Buyer's right, title and interest in and to Monitoring Contracts set forth on SCHEDULE 2.4(A) that are Non-Qualified Residential Monitoring Contracts as of the Anniversary Date that in the aggregate have a Closing Date RMR Amount equal to the amount of such Purchase Price decrease divided by 27.4; and

                           (iv) If and to the extent of any Purchase Price
decrease under Section 2.7(a)(iii), Buyer will transfer, assign and convey to Seller or its designee, without further consideration, all of Buyer's right, title and interest in and to Monitoring Contracts set forth on SCHEDULE 2.4(A) that are Non-Qualified Dealer Monitoring Contracts as of the Anniversary Date that in the aggregate have a Closing Date RMR Amount equal to the amount of such Purchase Price decrease divided by 13.5.

                           (v)If Buyer is required to transfer Monitoring
Contracts to Seller under any of subparagraphs (ii) through (iv) above of this
Section 10.11(b), Buyer and Seller shall for a period of ten (10) days after the final determination of the Section 2.7 Guarantee Adjustment and the Section 2.7(b) RMR Adjustment pursuant to Section 2.7 above shall use good faith efforts to agree as to which Monitoring Contracts will be so transferred. If Buyer and Seller are unable to so agree with respect to any type (I.E., Residential, Commercial or Dealer) of Monitoring Contract, then the Monitoring Contracts of such type to be transferred shall be determined as follows:

                           (A) First, for each type of Monitoring Contract,
Buyer and Seller shall calculate the ratio of (I) the PRODUCT of (x) the aggregate Closing Date RMR of the Monitoring Contracts of that type set forth on
SCHEDULE 2.4(A) MULTIPLIED BY (y) the applicable multiple set forth in Section 2.7(a) (I.E., 31.5 for Commercial Monitoring Contracts, 27.4 for Residential Monitoring Contracts and 13.5 for Dealer Monitoring Contracts) to (II) the amount of the Purchase Price reduction pursuant to Section 2.7(a) respecting the applicable type of Monitoring Contract (the "ATTRITION RATIO").

                           (B) Then, for each type of Monitoring Contract, Buyer
and Seller shall select Monitoring Contracts in the following sequence and manner:

                           (I) First, Seller shall have the right to select to
have transferred to it any of the Monitoring Contracts of such type set forth on
SCHEDULE 2.4(A) that are Non-Qualified Monitoring Contracts as of the Anniversary Date so long as the total Closing Date RMR amounts under such Monitoring Contracts does not exceed $500.

                           (II) Second, Buyer shall then have the right to
select to retain any of the remaining Monitoring Contracts of such type set forth on SCHEDULE 2.4(A) that are Non-Qualified Monitoring Contracts as of the Anniversary Date so long as the total Closing Date RMR amounts under such Monitoring Contracts does not exceed the PRODUCT of $500 multiplied by the Attrition Ratio applicable to such type of Monitoring Contract (such retained Monitoring Contracts shall no longer be available for selection by Seller).



                                      55.

                           (III) Then, Seller and Buyer shall repeat the
processes described in subparagraphs (I) and (II) above sequentially until the selection by Seller of any additional Monitoring Contracts of such type would cause the total Closing Date RMR amount under the Monitoring Contracts of such type selected by Seller for transfer to exceed the total Closing Date RMR Amount calculated under either subparagraph (ii), (iii) or (iv) of this Section 10.11(b) for the applicable type of Monitoring Contract.

                  (c) Seller acknowledges and agrees that as to Monitoring Contracts set forth on Schedule 2.4(a) and Schedule 2.4(b) some of them may have been terminated as of the Anniversary Date or Buyer may have received a notice of termination from some of the Subscribers thereunder as of the Anniversary Date and, by reason thereof, there may be an insufficient number of active Monitoring Contracts available to meet the transfer, assignment and conveyance requirements of any one or more of subparagraphs (ii) through (iv) of Section 10.11(b) above, in which case Buyer shall have no Liability under said Sections arising from the transfer, assignment and conveyance of terminated Monitoring Contracts or Monitoring Contracts for which Buyer has received a notice of termination. Notwithstanding anything to the contrary contained herein, in no event shall Buyer have any further obligation to transfer, assign and convey any Monitoring Contracts to Seller under subparagraphs (ii) through (iv) of this
Section 10.11(b) above to the extent such transfer, assignment and conveyance would result in the aggregate sum of the following amounts to be greater than the amount by which the Adjusted Attrition Holdback Amount exceeds the Cash Collection Guarantee Adjustment:
                           (i) 31.5 multiplied by the aggregate Closing Date RMR
Amounts under the Monitoring Contracts
transferred under subparagraph (ii) of Section 10.11(b) above; plus

                           (ii) 27.4 multiplied by the aggregate Closing Date
RMR Amounts under the Monitoring Contracts transferred under subparagraph (iii) of Section 10.11(b) above; plus

                           (iii) 13.5 multiplied by the aggregate Closing Date
RMR Amounts under the Monitoring Contracts transferred under subparagraph (iv) of Section 10.11(b) above.

                           If the Cash Collection Guarantee Adjustment is
greater than or equal to the Adjusted Attrition Holdback Amount, all of the provisions of subparagraphs (ii) through (iv) of Section 10.11(b) above shall be null and void and Buyer shall have no obligations whatsoever thereunder.

POST-CLOSING CONSENTS. To the extent that the consent to the change of control required under than certain lease dated January 11, 1996 between the Company, on the one hand, and George A. Chant and Judith W. Chant, on the other hand, has not been obtained prior to the Closing Date, Seller shall, at its sole cost and expense, use its commercially reasonable best efforts to obtain such consent.

                            [SIGNATURE PAGE FOLLOWS]



                                      56.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Closing Date.


         BUYER:                  INTEGRATED ALARM SERVICES GROUP, INC.
                                 a Delaware corporation


                                 By:     /S/ THOMAS J. FEW, SR.
                                         ------------------------------
                                         Thomas J. Few, Sr.
                                         President


         SELLER:                 LANE INDUSTRIES, INC.,
                                 a Delaware corporation


                                 By: /S/ ARTHUR J. SCHILLER
                                    -----------------------------------
                                         Arthur J. Schiller
                                         Senior Vice President,
                                         Secretary and General Counsel





                                      57.

                                   EXHIBIT "A"

                     QUALIFIED MONITORING CONTRACT CRITERIA


PART A - QUALIFIED MONITORING CONTRACT CRITERIA AS OF THE CLOSING DATE

A "Qualified" Monitoring Contract shall mean, as of the Closing Date, an enforceable Monitoring Contract between PSI and a Subscriber which:

         (i) provides for central station monitoring or other services, in either event with respect to security or fire protection systems and which to Seller's Knowledge, is installed at the Subscriber's premises and is fully operational;

         (ii) is in writing;

         (iii) is evidenced by an original document except that not more than four percent (4%) of the total number of Qualified Monitoring Contracts may be represented by legible copies of an original document;

         (iv) is on a form of agreement which has been previously provided to Buyer for its review; and

         (v) as to which no person or entity other than PSI or the Subscriber thereto has any interest;

provided, however, a Qualified Monitoring Contract shall not include any Monitoring Contract:

         (a) which has an RMR invoice balance as of the Closing Date in an amount equal to or greater than one month's RMR which is more than ninety (90) days past the invoice date in the case of a Commercial Monitoring Contract or more than sixty (60) days past the invoice date in the case of a Residential or Dealer Monitoring Contract;

         (b) which is not periodic in nature, but rather relates to installation, equipment purchase or other one-time assessments or charges;

         (c) as to which PSI has received notice of a pending termination;

         (d) added within the thirty (30) day period prior to the Closing Date as a result of an amnesty program; or

         (e) which pertains to a lease arrangement which expires within twelve
         (12) months after the date of making.


                            EXHIBIT "A" - Page 1 of 3

PART B - QUALIFIED MONITORING CONTRACT CRITERIA AS OF THE ANNIVERSARY DATE

A Qualified Monitoring Contract shall mean, as of the Anniversary Date, a Monitoring Contract which was a Qualified Monitoring Contract as of the Closing Date and which remains as of the Anniversary Date an enforceable Monitoring Contract between PSI or its successor and a Subscriber; provided, however, a Qualified Monitoring Contract, as of the Anniversary Date,

(i) shall not include any Monitoring Contract that was a Qualified Monitoring Contract as of the Closing Date and which either:

         (a) has an RMR invoice balance as of the Anniversary Date in an amount equal to or greater than one month's RMR which is more than ninety (90) days past the invoice date in the case of a Commercial Monitoring Contract or more than sixty (60) days past the invoice date in the case of a Residential or Dealer Monitoring Contract; or

         (b) PSI or its successor has received notice of a pending termination or has been terminated;

but (ii) shall include:

         (w) any Monitoring Contract that was a Non-Qualified Monitoring Contract as of the Closing Date but that, as of the Anniversary Date, meets the criteria for a Qualified Monitoring Contract as set forth in Part A of this EXHIBIT A;

         (x) any Qualified Monitoring Contract as of the Closing Date which was canceled or terminated by the Subscriber as a result of the Subscriber having a legal excuse to cancel or terminate solely and exclusively because of a failure after the Closing Date to perform any service obligation to the Subscriber;

         (y) any Monitoring Contract with a Subscriber who was a Subscriber as of the Closing Date and which was entered into after the Closing Date for service at a new location, provided that service at the original location was terminated, provided further that such Monitoring Contract is otherwise a Qualified Monitoring Contract; and

         (z) any Monitoring Contract with a Subscriber who was not a Subscriber as of the Closing Date and which relates to services provided at a location which was subject to a Qualified Monitoring Contract as of the Closing Date, provided that such Monitoring Contract is otherwise a Qualified Monitoring Contract as of the Anniversary Date, provided further that for the purpose of calculating the Adjusted Section 2.7(a) RMR Amount under Section 2.7(a) above, the Adjusted Section 2.7(b) RMR Amount under Section 2.7(b) above and the applicable attrition thresholds under Sections 2.7(a)(i), (ii) and (iii) above, the Anniversary Date RMR Amount for any deemed Qualified Monitoring Contract under this paragraph (z) included in any of such calculations shall be used in such calculation (rather than the Closing Date RMR Amount for the Monitoring Contract that was replaced) . In addition, each of the Adjusted Section 2.7(a) RMR Amount, the Adjusted Section 2.7(b) RMR Amount and the Cash Collection under Section 2.7(c) shall be reduced by the net direct costs associated with signing and initiating any such Monitoring Contracts, including commissions and the costs of any installation and upgrades performed, all of which net direct costs shall be determined by Buyer in its good faith reasonable judgment.


                            EXHIBIT "A" - Page 2 of 3

                                  SCHEDULE 2.6

                         CALCULATION OF WORKING CAPITAL


         In calculating the Working Capital for the Final Closing Date
Statement,

         (a) the following amounts are to be deducted:

(i) to the extent not reflected as current liabilities in the Final Closing Date Statement, all accrued bonus (excluding all Liabilities for the executive stay bonus program, to be dealt with in accordance with clause (ii) below, but including all Liabilities for the incentive programs described in subparts
                  (ii) and (iii) of Section 2.9(b)), vacation and sick leave of all of the employees of the Company and any of its Subsidiaries as of the Closing Date; and

(ii) fifty percent (50%) of the first $500,000 due under that certain so-called "executive stay" bonus program of PSI, which program entitles certain executives of PSI to receive a bonus upon the consummation of the transactions contemplated by the Agreement if they stay with PSI, and all amounts above $500,000 due under such program, if any;

(b) any accruals or payables for amounts owed or that may be owed by the Company or any of its Subsidiaries (including PSI) in connection with the preparation of the audited financial statements at October 31, 2003 of the Company and its Subsidiaries, including any fees and expenses of the independent accounting firm auditing such financial statements, shall not be reflected as a current liability in the Final Closing Date Statement;

(c) except as set forth in subparagraph (b) above, any accruals or payables for amounts owed or that may be owed by the Company or any of its Subsidiaries (including PSI) for any costs and expenses (including legal and accounting fees and expenses not described in clause (b) above) in connection with this Agreement and the transactions contemplated hereby shall be handled in the manner set forth in Section 9.14 of this Agreement and shall not be reflected as a current liability in the Final Closing Date Statement; and

(d) the reserves for doubtful accounts receivable and for obsolete inventory will not be less than, as a percentage of gross accounts receivable and gross inventory, respectively, ninety-five percent (95%) of the respective reserve percentages used in PSI's internally prepared October 31, 2003 balance sheet contained in SCHEDULE 4.4(B), adjusted for the fact that the Closing Date occurs in the middle of a calendar month.





                            EXHIBIT "A" - Page 3 of 3